                                                                      Exhibit 99

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-C
$707,313,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2 and 3-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO OF BANK OF AMERICA.]


March 8, 2004

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                                    To Roll/(1)/
-------------------------------------------------------------------------------------------------------------------
                                                                                 Expected
                                                          Est.    Est. Prin.    Maturity to              Expected
              Approx.                                     WAL       Window       Roll @ 25     Delay      Ratings
Class       Size /(2)/     Interest - Principal Type     (yrs)      (mos)           CPR         Days    (S&P/Fitch)

Offered Certificates
--------------------
   1-A-1   $  70,907,000   Variable - Pass-thru /(3)/     1.92      1 - 35        2/25/07       24        AAA / AAA
   2-A-1     304,337,000   Variable - Pass-thru /(4)/     2.59      1 - 60        3/25/09       24        AAA / AAA
   2-A-2     304,336,000   Variable - Pass-thru /(4)/     2.59      1 - 60        3/25/09       24        AAA / AAA
   3-A-1      27,733,000   Variable - Pass-thru /(5)/     2.86      1 - 83        2/25/11       24        AAA / AAA

Not Offered Hereunder
---------------------
     B-1   $   9,456,000                                                                                       N.A.
     B-2       4,001,000                                                                                       N.A.
     B-3       2,182,000                                                                                       N.A.
     B-4       1,818,000                                                                                       N.A.
     B-5       1,454,000                                                                                       N.A.
     B-6       1,091,903                                                                                       N.A.
   1-A-R             100                                                                                       N.A.
     SES          TBD             Interest Only /(6)/                                                          N.A.
    1-IO          TBD      Fixed -Interest Only                                                                N.A.
    2-IO          TBD      Fixed -Interest Only                                                                N.A.
    3-IO          TBD      Fixed -Interest Only                                                                N.A.
-------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2007, March 2009 and February 2011, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to March 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after March 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to March 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after March 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(6) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

                                                                               2
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
-----------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                                    To Maturity
-------------------------------------------------------------------------------------------------------------------
                                                                  Est. Prin.     Expected
                                                          Est.      Window        Final                   Expected
              Approx.                                     WAL       (mos)        Maturity      Delay      Ratings
Class       Size /(1)/     Interest - Principal Type     (yrs)      /(2)/         /(2)/         Days    (S&P/Fitch)

Offered Certificates
--------------------
   1-A-1   $  70,907,000   Variable - Pass-thru /(3)/     3.19     1 - 360        3/25/34       24        AAA / AAA
   2-A-1     304,337,000   Variable - Pass-thru /(4)/     3.30     1 - 360        3/25/34       24        AAA / AAA
   2-A-2     304,336,000   Variable - Pass-thru /(4)/     3.30     1 - 360        3/25/34       24        AAA / AAA
   3-A-1      27,733,000   Variable - Pass-thru /(5)/     3.22     1 - 360        3/25/34       24        AAA / AAA
-------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to March 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after March 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to March 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after March 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:
Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-C

Lead Manager (Book Runner):
Banc of America Securities LLC

Co-Managers:
Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:
Bank of America, N.A.

Trustee:
Wells Fargo Bank, National Association

Transaction Size:
$727,316,003

Securities Offered:
$70,907,000 Class 1-A-1 Certificates
$304,337,000 Class 2-A-1 Certificates
$304,336,000 Class 2-A-2 Certificates
$27,733,000 Class 3-A-1 Certificates

Group 1 Collateral:
3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:
5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 68.63% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:
7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:
Standard & Poor's (Class A Certificates and Subordinate Certificates except for the Class B-6 Certificates) and Fitch Ratings (Class A Certificates and Subordinate Certificates except for the Class B-5 and B-6 Certificates).

Expected Pricing Date:
Week of March 8, 2004

Expected Closing Date:
March 30, 2004

Collection Period:
The calendar month preceding the current Distribution Date
--------------------------------------------------------------------------------

                                                                               4
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:
25/th/ of each month, or the next succeeding business day (First Payment Date:
April 26, 2004)

Cut-Off Date:
March 1, 2004

Class A Certificates:
Class 1-A-1, 1-A-R, 2-A-1, 2-A-2 and 3-A-1 Certificates (the "Class A Certificates").

Subordinate Certificates:
Class B-1, B-2, B-3, B-4, B-5, and B-6 Certificates (the "Class B
Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:
Class 1-A-1 and 1-A-R

Group 2-A Certificates:
Class 2-A-1 and 2-A-2

Group 3-A Certificates:
Class 3-A-1

Day Count:
30/360

Group 1, Group 2 and Group 3 Prepayment Speed:
25% CPR

Clearing:
DTC, Clearstream and Euroclear

Denominations:

                           Original Certificate     Minimum      Incremental
                                   Form          Denominations  Denominations
                           --------------------  -------------  -------------
Class 1-A-1, 2-A-1, 2-A-2       Book Entry       $       1,000  $           1
 and 3-A-1 Offered
 Certificates

SMMEA Eligibility:
The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:
All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:
REMIC

Optional Clean-up Call:
Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

                                                                               5
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:
Principal will be allocated to the certificates according to the Priority of
Distributions: The Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group 3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:
Interest will accrue on each class of Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on March 1, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
--------------------------------------------------------------------------------

                                                                               6
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:
The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be [0.0035%] per annum. The Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:
The aggregate servicing fee payable to the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:
As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii) the pass-through rate of the Class SES Component in the related Group.
--------------------------------------------------------------------------------

                                                                               7
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:
The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:
The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:
The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:
The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------

                                                                               8
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1, Loan Group 2 and Loan Group 3 Senior Prepayment Percentage:

For the following Distribution Dates, will be as follows:

Distribution Date                  Senior Prepayment Percentage
--------------------------------   ---------------------------------------
April 2004 through March 2011      100%;
April 2011 through March 2012      the applicable Senior Percentage plus,
                                   70% of the applicable Subordinate
                                   Percentage;
April 2012 through March 2013      the applicable Senior Percentage plus,
                                   60% of the applicable Subordinate
                                   Percentage;
April 2013 through March 2014      the applicable Senior Percentage plus,
                                   40% of the applicable Subordinate
                                   Percentage;
April 2014 through March 2015      the applicable Senior Percentage plus,
                                   20% of the applicable Subordinate
                                   Percentage;
April 2015 and thereafter          the applicable Senior Percentage;

provided, however,

(i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

(ii) if for each Group of Certificates on any Distribution Date prior to the April 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii) if for each Group of Certificates on or after the April 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                               9
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:
The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:
The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:
The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

                                                                              10
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                         ------------------------------
                                     Class A
                             Credit Support (2.75%)
                         ------------------------------
                                    Class B-1
                             Credit Support (1.45%)
                         ------------------------------
                                    Class B-2
                             Credit Support (0.90%)
                         ------------------------------
Priority of  [DOWNWARD              Class B-3            [UPWARD   Order of Loss
 Payment       ARROW]        Credit Support (0.60%)       ARROW]    Allocation
                         ------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                         ------------------------------
                                    Class B-5
                             Credit Support (0.15%)
                         ------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                         ------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
      ---------------------------------------------------------------------
                              First, to the Trustee
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
           Second, to the Class SES, 1-IO, 2-IO, and 3-IO Certificates
                                to pay Interest;
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
         Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical
        class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
      ---------------------------------------------------------------------

                                                                              11
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities
                            Bond Summary to Roll/(1)/

1-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-16                      2.827      2.715      2.649      2.576      2.495      2.302      2.056
Average Life (Years)                 2.631      2.256      2.082      1.917      1.761      1.476      1.221
Modified Duration                    2.478      2.136      1.977      1.826      1.682      1.418      1.182
First Principal Payment Date        04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
Last Principal Payment Date         02/25/07   02/25/07   02/25/07   02/25/07   02/25/07   02/25/07   02/25/07
Principal Payment Window (Months)      35         35         35         35         35         35         35

2-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.505      3.417      3.364      3.305      3.237      3.074      2.866
Average Life (Years)                 4.334      3.351      2.949      2.595      2.282      1.767      1.369
Modified Duration                    3.910      3.058      2.707      2.396      2.121      1.662      1.303
First Principal Payment Date        04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
Last Principal Payment Date         03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09
Principal Payment Window (Months)      60         60         60         60         60         60         60

2-A-2
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.655      3.531      3.456      3.372      3.276      3.047      2.754
Average Life (Years)                 4.334      3.351      2.949      2.595      2.282      1.767      1.369
Modified Duration                    3.886      3.045      2.698      2.390      2.117      1.662      1.305
First Principal Payment Date        04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
Last Principal Payment Date         03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09
Principal Payment Window (Months)      60         60         60         60         60         60         60

3-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.973      3.835      3.753      3.659      3.552      3.299      2.984
Average Life (Years)                 5.502      3.928      3.345      2.858      2.450      1.825      1.381
Modified Duration                    4.749      3.470      2.989      2.582      2.238      1.701      1.310
First Principal Payment Date        04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
Last Principal Payment Date         02/25/11   02/25/11   02/25/11   02/25/11   02/25/11   02/25/11   02/25/11
Principal Payment Window (Months)      83         83         83         83         83         83         83

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2007, March 2009 and February 2011, respectively.

                                                                              12
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.170      3.029      2.944      2.849      2.743      2.497      2.196
Average Life (Years)                 10.721     5.217      4.003      3.190      2.614      1.859      1.385
Modified Duration                    8.250      4.461      3.535      2.885      2.407      1.756      1.331
First Principal Payment Date        04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
Last Principal Payment Date         03/25/34   03/25/34   03/25/34   03/25/34   03/25/34   03/25/34   03/25/34
Principal Payment Window (Months)     360        360        360        360        360        360        360

2-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.470      3.425      3.383      3.329      3.263      3.096      2.880
Average Life (Years)                 11.393     5.462      4.166      3.303      2.694      1.902      1.409
Modified Duration                    8.494      4.555      3.599      2.929      2.438      1.770      1.336
First Principal Payment Date        04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
Last Principal Payment Date         03/25/34   03/25/34   03/25/34   03/25/34   03/25/34   03/25/34   03/25/34
Principal Payment Window (Months)     360        360        360        360        360        360        360

2-A-2
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.540      3.501      3.453      3.384      3.298      3.071      2.771
Average Life (Years)                 11.393     5.462      4.166      3.303      2.694      1.902      1.409
Modified Duration                    8.391      4.518      3.577      2.916      2.431      1.770      1.338
First Principal Payment Date        04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
Last Principal Payment Date         03/25/34   03/25/34   03/25/34   03/25/34   03/25/34   03/25/34   03/25/34
Principal Payment Window (Months)     360         360       360         360       360         360       360

3-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.760      3.757      3.712      3.640      3.546      3.302      2.987
Average Life (Years)                 10.968     5.298      4.054      3.224      2.637      1.871      1.391
Modified Duration                    7.922      4.333      3.451      2.829      2.368      1.735      1.318
First Principal Payment Date        04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
Last Principal Payment Date         03/25/34   03/25/34   03/25/34   03/25/34   03/25/34   03/25/34   03/25/34
Principal Payment Window (Months)     360         360       360         360       360         360       360

                                                                              13
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                     Collateral Summary   Range (if applicable)
                                     ------------------   ----------------------
Total Outstanding Loan Balance              $72,913,183
Total Number of Loans                               141
Average Loan Principal Balance                 $517,115   $333,960 to $1,150,000
WA Gross Coupon                                  4.355%         3.750% to 5.250%
WA FICO                                             736               620 to 828
WA Original Term (mos.)                             356               180 to 360
WA Remaining Term (mos.)                            355               179 to 360
WA OLTV                                          68.73%         16.84% to 95.00%
WA Months to First Rate Adjustment
Date                                          35 months          33 to 36 months
Gross Margin                                     2.250%
WA Rate Ceiling                                 10.355%        9.750% to 11.250%

Geographic Concentration of                  CA      70.88%
Mortgaged Properties (Top 5                  IL       6.65%
States) based on the Aggregate               FL       3.16%
Stated Principal Balance                     NV       2.83%
                                             CO       2.80%

                                                                              14
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
        Occupancy                 Loans       Cut-Off Date           Balance
------------------------------------------------------------------------------
Primary Residence                     133   $  68,361,169.10             93.76%
Second Home                             8       4,552,013.50              6.24
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
        Property Type             Loans       Cut-Off Date         cc Balance
------------------------------------------------------------------------------
Single Family Residence                98   $  50,530,770.55             69.30%
PUD-Detached                           33      17,864,090.98             24.50
Condominium                             6       2,538,910.65              3.48
2-Family                                2       1,110,522.61              1.52
PUD-Attached                            2         868,887.81              1.19
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
           Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Refinance-Rate/Term                    82   $  42,969,936.19             58.93%
Purchase                               37      18,668,824.62             25.60
Refinance-Cashout                      22      11,274,421.79             15.46
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

                                                                              15
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
      Geographic Area             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                             98   $  51,681,986.22             70.88%
Illinois                               10       4,845,483.30              6.65
Florida                                 4       2,303,574.36              3.16
Nevada                                  3       2,066,670.62              2.83
Colorado                                5       2,042,500.55              2.80
Massachusetts                           4       1,674,000.29              2.30
Vermont                                 2       1,138,106.73              1.56
Washington                              2       1,076,184.44              1.48
Wisconsin                               2         930,136.16              1.28
Missouri                                2         793,178.00              1.09
North Carolina                          1         664,833.45              0.91
Minnesota                               1         649,254.42              0.89
Virginia                                1         631,304.72              0.87
Indiana                                 1         496,000.00              0.68
Arizona                                 1         449,433.83              0.62
Kansas                                  1         404,278.93              0.55
Texas                                   1         368,057.23              0.50
Maryland                                1         364,239.71              0.50
Georgia                                 1         333,959.64              0.46
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) As of the Cut-Off Date, no more than approximately 4.40% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                Aggregate       Pool Principal
                                Number Of   Stated Principal      Balance of
                                Mortgage     Balance as of      the California
California State Distribution     Loans       Cut-Off Date      Mortgage Loans
------------------------------------------------------------------------------
Northern California                    71   $  37,146,770.91             71.88%
Southern California                    27      14,535,215.31             28.12
------------------------------------------------------------------------------
Total:                                 98   $  51,681,986.22            100.00%
==============================================================================

                                                                              16
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
   Current Mortgage Loan        Mortgage     Balance as of      Pool Principal
   Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00                 4   $   1,364,203.64              1.87%
350,000.01 - 400,000.00                25       9,392,588.69             12.88
400,000.01 - 450,000.00                33      14,208,687.40             19.49
450,000.01 - 500,000.00                23      11,044,638.62             15.15
500,000.01 - 550,000.00                 9       4,756,717.23              6.52
550,000.01 - 600,000.00                13       7,440,031.40             10.20
600,000.01 - 650,000.00                12       7,597,399.31             10.42
650,000.01 - 700,000.00                 9       6,083,713.86              8.34
700,000.01 - 750,000.00                 4       2,923,419.92              4.01
750,000.01 - 800,000.00                 2       1,593,854.54              2.19
800,000.01 - 850,000.00                 3       2,493,778.93              3.42
850,000.01 - 900,000.00                 1         867,000.00              1.19
950,000.01 - 1,000,000.00               2       1,997,149.06              2.74
1,000,000.01 - 1,500,000.00             1       1,150,000.00              1.58
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $517,115.

                                                                              17
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
   Original Loan-To-Value       Mortgage     Balance as of      Pool Principal
         Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
15.01 - 20.00                           2   $   1,335,368.79              1.83%
20.01 - 25.00                           1         449,433.83              0.62
30.01 - 35.00                           1         442,000.00              0.61
35.01 - 40.00                           1         426,000.00              0.58
40.01 - 45.00                           6       3,522,942.83              4.83
45.01 - 50.00                           6       3,006,198.08              4.12
50.01 - 55.00                           4       1,942,304.72              2.66
55.01 - 60.00                          10       5,713,487.01              7.84
60.01 - 65.00                          11       6,038,987.94              8.28
65.01 - 70.00                          14       6,653,166.30              9.12
70.01 - 75.00                          22      12,346,402.16             16.93
75.01 - 80.00                          57      28,599,137.73             39.22
80.01 - 85.00                           1         353,000.00              0.48
85.01 - 90.00                           4       1,699,148.21              2.33
90.01 - 95.00                           1         385,605.00              0.53
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 68.73%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Mortgage Interest Rates (%)       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                           1   $     343,402.00              0.47%
3.751 - 4.000                          30      15,720,668.30             21.56
4.001 - 4.250                          33      17,412,307.71             23.88
4.251 - 4.500                          45      22,181,483.18             30.42
4.501 - 4.750                          22      12,020,860.43             16.49
4.751 - 5.000                           6       2,736,795.56              3.75
5.001 - 5.250                           4       2,497,665.42              3.43
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.355% per annum.

                                                                              18
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Gross Margin (%)                  Loans       Cut-Off Date          Balance
------------------------------------------------------------------------------
2.250                                 141   $  72,913,182.60            100.00%
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Rate Ceilings (%)                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                         31   $  16,064,070.30             22.03%
10.001 - 11.000                       106      54,351,446.88             74.54
11.001 - 12.000                         4       2,497,665.42              3.43
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.355% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
First Rate Adjustment Date        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
December 1, 2006                        1   $     453,475.07              0.62%
January 1, 2007                         1         482,136.16              0.66
February 1, 2007                       67      34,603,296.37             47.46
March 1, 2007                          72      37,374,275.00             51.26
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                              19
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Remaining Term (Months)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                               2   $   1,383,079.24              1.90%
221 - 240                               1         375,887.81              0.52
341 - 360                             138      71,154,215.55             97.59
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 355 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Credit Scores                     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                               3   $   1,476,823.60              2.03%
751 - 800                              54      27,391,226.37             37.57
701 - 750                              58      31,701,383.45             43.48
651 - 700                              21      10,357,315.83             14.20
601 - 650                               4       1,643,031.35              2.25
Not Scored                              1         343,402.00              0.47
------------------------------------------------------------------------------
Total:                                141   $  72,913,182.60            100.00%
==============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              20
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------
The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 68.63% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                     Collateral Summary   Range (if applicable)
                                     ------------------  -----------------------
Total Outstanding Loan Balance             $625,885,440
Total Number of Loans                             1,121
Average Loan Principal Balance                 $558,328   $333,701 to $1,250,000
WA Gross Coupon                                  4.553%         3.500% to 5.875%
WA FICO                                             743               622 to 819
WA Original Term (mos.)                             359               120 to 360
WA Remaining Term (mos.)                            359               119 to 360
WA OLTV                                          67.16%         14.29% to 95.00%
WA Months to First Rate Adjustment
Date                                          60 months          57 to 60 months
Gross Margin                                     2.250%
WA Rate Ceiling                                  9.553%        8.500% to 10.875%
Geographic Concentration of                  CA      71.31%
Mortgaged Properties (Top 5                  IL       6.11%
States) based on the Aggregate               FL       4.34%
Stated Principal Balance                     CO       2.20%
                                             VA       2.11%
--------------------------------------------------------------------------------

                                                                              21
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Occupancy                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   1,054   $ 588,545,159.99             94.03%
Second Home                            58      33,575,065.45              5.36
Investor Property                       9       3,765,214.18              0.60
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Property Type                     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence               694   $ 401,635,909.80             64.17%
PUD-Detached                          275     147,878,294.59             23.63
Condominium                           124      62,299,590.05              9.95
PUD-Attached                           21      10,106,336.47              1.61
2-Family                                6       3,247,082.92              0.52
3-Family                                1         718,225.79              0.11
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Purpose                           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Refinance-Rate/Term                   575   $ 341,103,079.46             54.50%
Purchase                              425     224,537,376.22             35.88
Refinance-Cashout                     121      60,244,983.94              9.63
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

                                                                              22
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Geographical Distribution of the Mortgage Properties of the Group 2
                              Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Geographic Area                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                            794   $ 446,318,537.86             71.31%
Illinois                               58      38,225,305.18              6.11
Florida                                50      27,147,987.28              4.34
Colorado                               27      13,775,456.68              2.20
Virginia                               28      13,217,015.91              2.11
South Carolina                         19      11,415,589.88              1.82
North Carolina                         18       9,057,312.91              1.45
Maryland                               17       8,473,722.54              1.35
Texas                                  13       6,604,810.52              1.06
Arizona                                13       6,457,896.05              1.03
Nevada                                 10       5,226,108.81              0.83
Georgia                                10       5,203,989.83              0.83
District of Columbia                    8       4,597,049.79              0.73
Washington                              8       4,185,527.16              0.67
Minnesota                               6       2,864,200.00              0.46
Massachusetts                           5       2,796,977.03              0.45
New York                                4       2,040,928.31              0.33
Michigan                                4       2,000,000.00              0.32
Tennessee                               4       1,785,923.33              0.29
Oregon                                  3       1,759,120.00              0.28
Pennsylvania                            2       1,456,000.00              0.23
New Jersey                              3       1,398,625.00              0.22
Wisconsin                               2       1,289,000.00              0.21
Indiana                                 2       1,267,039.71              0.20
Missouri                                2         976,715.13              0.16
Oklahoma                                1         925,000.00              0.15
New Mexico                              2         894,170.71              0.14
Kansas                                  2         865,430.00              0.14
Connecticut                             2         855,000.00              0.14
Wyoming                                 1         820,000.00              0.13
Ohio                                    1         720,000.00              0.12
Montana                                 1         665,000.00              0.11
Hawaii                                  1         600,000.00              0.10
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) As of the Cut-Off Date, no more than approximately 1.63% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              23
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                               Aggregate        Pool Principal
                                Number Of   Stated Principal    Balance of the
                                Mortgage     Balance as of        California
California State Distribution     Loans       Cut-Off Date      Mortgage Loans
------------------------------------------------------------------------------
Northern California                   443   $ 249,766,337.08             55.96%
Southern California                   351     196,552,200.78             44.04
------------------------------------------------------------------------------
Total:                                794   $ 446,318,537.86            100.00%
==============================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
Current Mortgage Loan           Mortgage     Balance as of      Pool Principal
Principal Balances ($)            Loans       Cut-Off Date          Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00                52   $  17,807,509.99              2.85%
350,000.01 - 400,000.00               199      75,570,622.32             12.07
400,000.01 - 450,000.00               163      69,743,327.20             11.14
450,000.01 - 500,000.00               162      77,155,824.95             12.33
500,000.01 - 550,000.00                96      50,608,592.38              8.09
550,000.01 - 600,000.00                99      57,159,156.44              9.13
600,000.01 - 650,000.00                84      53,071,818.90              8.48
650,000.01 - 700,000.00                50      34,023,950.90              5.44
700,000.01 - 750,000.00                51      37,262,512.10              5.95
750,000.01 - 800,000.00                30      23,379,407.32              3.74
800,000.01 - 850,000.00                22      18,133,782.26              2.90
850,000.01 - 900,000.00                26      22,907,055.37              3.66
900,000.01 - 950,000.00                18      16,651,020.00              2.66
950,000.01 - 1,000,000.00              45      44,589,226.96              7.12
1,000,000.01 - 1,500,000.00            24      27,821,632.53              4.45
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $558,328.

                                                                              24
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value           Mortgage     Balance as of     Pool Principal
Ratios (%)                        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.01 - 15.00                           1   $   1,000,000.00              0.16%
15.01 - 20.00                           4       2,504,100.00              0.40
20.01 - 25.00                           8       5,417,648.50              0.87
25.01 - 30.00                          11       6,125,691.89              0.98
30.01 - 35.00                          10       6,484,348.91              1.04
35.01 - 40.00                          25      16,663,969.97              2.66
40.01 - 45.00                          42      28,796,405.31              4.60
45.01 - 50.00                          51      31,241,268.16              4.99
50.01 - 55.00                          51      30,700,685.71              4.91
55.01 - 60.00                          72      40,591,045.63              6.49
60.01 - 65.00                          99      59,829,716.05              9.56
65.01 - 70.00                          95      54,349,476.33              8.68
70.01 - 75.00                         141      80,530,153.66             12.87
75.01 - 80.00                         500     257,268,435.77             41.10
80.01 - 85.00                           2         742,727.20              0.12
85.01 - 90.00                           6       2,564,408.53              0.41
90.01 - 95.00                           3       1,075,358.00              0.17
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 67.16%.

                                                                              25
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.251 - 3.500                           1   $     648,977.03              0.10%
3.501 - 3.750                           9       5,460,970.97              0.87
3.751 - 4.000                          43      24,985,744.46              3.99
4.001 - 4.250                         140      79,462,088.40             12.70
4.251 - 4.500                         410     233,054,221.23             37.24
4.501 - 4.750                         318     172,917,582.28             27.63
4.751 - 5.000                         158      86,657,864.60             13.85
5.001 - 5.250                          27      15,392,667.64              2.46
5.251 - 5.500                           9       4,142,708.67              0.66
5.501 - 5.750                           5       2,515,275.01              0.40
5.751 - 6.000                           1         647,339.33              0.10
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.553% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
Gross Margin (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               1,121   $ 625,885,439.62            100.00%
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

                                                                              26
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.001 - 9.000                          53   $  31,095,692.46              4.97%
9.001 - 10.000                      1,026     572,091,756.51             91.41
10.001 - 11.000                        42      22,697,990.65              3.63
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.553% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate
                                               Statistical          % of
                                Number of       Principal       Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
December 1, 2008                        1   $     471,038.05              0.08%
January 1, 2009                         5       2,981,182.09              0.48
February 1, 2009                      495     272,692,788.71             43.57
March 1, 2009                         620     349,740,430.77             55.88
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 60 months.

                                                                              27
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage    Balance as of      Pool Principal
Remaining Term (Months)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
101 - 120                               1   $     359,170.71              0.06%
161 - 180                               4       2,391,022.68              0.38
221 - 240                               1         632,000.00              0.10
281 - 300                               1         470,000.00              0.08
341 - 360                           1,114     622,033,246.23             99.38
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate          % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
Credit Scores                     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                              37   $  19,905,810.36              3.18%
751 - 800                             530     297,075,775.27             47.46
701 - 750                             377     215,589,753.60             34.45
651 - 700                             146      77,134,066.61             12.32
601 - 650                              31      16,180,033.78              2.59
------------------------------------------------------------------------------
Total:                              1,121   $ 625,885,439.62            100.00%
==============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              28
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans
-----------------------------------------
The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                     Collateral Summary   Range (if applicable)
                                     ------------------   ----------------------
Total Outstanding Loan Balance              $28,517,381
Total Number of Loans                                56
Average Loan Principal Balance                  509,239     $333,720 to $932,110
WA Gross Coupon                                  5.326%         4.625% to 6.000%
WA FICO                                             730               625 to 806
WA Original Term (mos.)                             358        300 to 360 months
WA Remaining Term (mos.)                            357        299 to 360 months
WA OLTV                                          68.52%         35.67% to 80.00%
WA Months to First Adjustment Date                   83          81 to 84 months
Gross Margin                                     2.250%
WA Rate Ceiling                                 10.326%        9.625% to 11.000%
Geographic Concentration of                  CA      46.65%
Mortgaged Properties (Top 5 States)          VA       8.41%
based on the Aggregate Stated                FL       8.10%
Principal Balance                            WA       7.11%
                                             DC       5.06%

--------------------------------------------------------------------------------

                                                                              29
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

     Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Occupancy                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                      53   $  26,839,198.58             94.12%
Second Home                             3       1,678,182.63              5.88
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Property Type                     Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
Single Family Residence                33   $  16,141,741.44             56.60%
PUD-Detached                           14       7,687,738.85             26.96
Condominium                             7       3,509,525.68             12.31
2-Family                                1         689,226.82              2.42
PUD-Attached                            1         489,148.42              1.72
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Purpose                           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                               28   $  14,484,151.27             50.79%
Refinance-Rate/Term                    20      10,130,863.32             35.53
Refinance-Cashout                       8       3,902,366.62             13.68
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

                                                                              30
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Geographic Area                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                             27   $  13,303,552.74             46.65%
Virginia                                4       2,397,147.94              8.41
Florida                                 3       2,310,109.63              8.10
Washington                              4       2,026,833.41              7.11
District of Columbia                    3       1,443,093.51              5.06
Maryland                                3       1,302,209.07              4.57
New York                                2       1,294,434.14              4.54
Texas                                   2         823,962.53              2.89
Arizona                                 2         798,087.41              2.80
Illinois                                1         612,500.00              2.15
Tennessee                               1         540,000.00              1.89
Georgia                                 1         498,850.45              1.75
North Carolina                          1         399,508.16              1.40
Oregon                                  1         391,039.71              1.37
Missouri                                1         376,052.51              1.32
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) As of the Cut-Off Date, no more than approximately 3.82% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              31
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

    California State Distribution of the Mortgaged Properties of the Group 3
                                 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
California State Distribution     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Northern California                    14   $   7,760,455.74             58.33%
Southern California                    13       5,543,097.00             41.67
------------------------------------------------------------------------------
Total:                                 27   $  13,303,552.74            100.00%
==============================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate          % of
                                Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan           Mortgage      Balance as of     Pool Principal
Principal Balances ($)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00                 7   $   2,403,121.11              8.43%
350,000.01 - 400,000.00                11       4,152,867.94             14.56
400,000.01 - 450,000.00                 7       3,068,497.59             10.76
450,000.01 - 500,000.00                 8       3,813,971.73             13.37
500,000.01 - 550,000.00                 4       2,078,852.71              7.29
550,000.01 - 600,000.00                 9       5,243,758.42             18.39
600,000.01 - 650,000.00                 2       1,227,796.92              4.31
650,000.01 - 700,000.00                 2       1,350,826.82              4.74
700,000.01 - 750,000.00                 1         707,140.66              2.48
800,000.01 - 850,000.00                 1         825,864.23              2.90
850,000.01 - 900,000.00                 1         878,565.73              3.08
900,000.01 - 950,000.00                 3       2,766,117.35              9.70
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $509,239.

                                                                              32
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value          Mortgage      Balance as of     Pool Principal
Ratios (%)                        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
35.01 - 40.00                           3   $   1,397,570.49              4.90%
40.01 - 45.00                           1         448,470.51              1.57
45.01 - 50.00                           3       1,570,520.08              5.51
50.01 - 55.00                           2         953,945.09              3.35
55.01 - 60.00                           4       1,691,886.75              5.93
60.01 - 65.00                           9       4,629,663.43             16.23
65.01 - 70.00                           4       1,860,463.81              6.52
70.01 - 75.00                           7       4,111,715.27             14.42
75.01 - 80.00                          23      11,853,145.78             41.56
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 68.52%.

                                                                              33
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                           5   $   2,991,268.37             10.49%
4.751 - 5.000                           8       4,135,601.21             14.50
5.001 - 5.250                          13       6,455,525.29             22.64
5.251 - 5.500                          13       6,977,545.25             24.47
5.501 - 5.750                          12       5,408,398.87             18.97
5.751 - 6.000                           5       2,549,042.22              8.94
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.326%.

                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Gross Margins (%)                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                  56   $  28,517,381.21            100.00%
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

                                                                              34
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Rate Ceilings (%)                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                         13   $   7,126,869.58             24.99%
10.001 - 11.000                        43      21,390,511.63             75.01
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.326% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
First Adjustment Date             Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
December 1, 2010                        1   $     370,059.06              1.30%
January 1, 2011                        16       8,461,462.30             29.67
February 1, 2011                       25      12,714,739.85             44.59
March 1, 2011                          14       6,971,120.00             24.45
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                                                              35
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Remaining Term (Months)           Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
281 - 300                               1   $     878,565.73              3.08%
341 - 360                              55      27,638,815.48             96.92
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Cridit scores                     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                               1   $     498,850.45              1.75%
751 - 800                              20       9,121,510.93             31.99
701 - 750                              24      12,343,632.15             43.28
651 - 700                               7       4,255,905.16             14.92
601 - 650                               4       2,297,482.52              8.06
------------------------------------------------------------------------------
Total:                                 56   $  28,517,381.21            100.00%
==============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              36
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                            Global Structured Finance

                              BoAMS 2004-C Group 1
                                    3-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000               4  $   1,364,204       1.87%  $   341,291   4.245%    723     62.47%       360        360      0
350,001 - 450,000              57     23,151,417      31.75       406,486   4.319     735     69.66        358        358      0
450,001 - 550,000              33     16,251,215      22.29       492,876   4.422     734     70.43        360        359      1
550,001 - 650,000              25     15,037,431      20.62       601,837   4.383     740     69.69        360        360      0
650,001 - 750,000              13      9,007,134      12.35       693,829   4.381     736     68.29        332        332      1
750,001 - 850,000               5      4,087,633       5.61       818,200   4.248     737     72.25        360        359      1
850,001 - 950,000               1        867,000       1.19       867,000   4.125     750     64.22        360        360      0
950,001 - 1,050,000             2      1,997,149       2.74     1,000,000   4.063     736     45.24        360        359      1
1,050,001 - 1,150,000           1      1,150,000       1.58     1,150,000   4.750     731     56.10        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

Average: $517,542.52
Lowest: $334,400.00
Highest: $1,150,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750                   1  $     343,402       0.47%  $   343,920   3.750%      0     80.00%       360        359      1
3.751 - 3.875                  14      7,772,429      10.66       555,659   3.875     742     59.03        345        344      0
3.876 - 4.000                  16      7,948,240      10.90       496,988   4.000     748     70.63        360        360      0
4.001 - 4.125                  14      8,470,787      11.62       605,275   4.125     748     63.86        360        360      0
4.126 - 4.250                  19      8,941,521      12.26       470,841   4.250     735     71.10        360        360      0
4.251 - 4.375                  22     10,724,271      14.71       487,840   4.375     725     72.35        360        360      0
4.376 - 4.500                  23     11,457,213      15.71       498,737   4.500     731     70.74        360        359      1
4.501 - 4.625                  11      5,576,571       7.65       507,495   4.625     732     75.32        352        351      1
4.626 - 4.750                  11      6,444,290       8.84       586,558   4.750     730     57.04        340        339      1
4.751 - 4.875                   2      1,005,262       1.38       503,250   4.875     747     77.50        360        359      1
4.876 - 5.000                   4      1,731,533       2.37       433,550   5.000     728     81.87        360        359      1
5.001 - 5.125                   2      1,129,237       1.55       565,000   5.125     754     79.30        360        359      1
5.126 - 5.250                   2      1,368,429       1.88       685,000   5.250     732     75.93        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.355%
Lowest: 3.750%
Highest: 5.250%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Credit Score               Loans      Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
825 - 849                       1  $     687,094       0.94%  $   688,000   4.500%    828     80.00%       360        359      1
800 - 824                       3      1,405,730       1.93       469,082   4.442     808     72.50        328        327      1
775 - 799                      19      8,576,341      11.76       451,744   4.289     784     63.87        360        359      1
750 - 774                      35     19,065,886      26.15       545,154   4.299     761     68.72        360        359      1
725 - 749                      35     19,428,897      26.65       555,337   4.372     736     71.17        360        360      0
700 - 724                      23     12,054,486      16.53       524,492   4.427     710     63.19        349        349      0
675 - 699                      14      6,940,321       9.52       496,834   4.342     686     68.33        343        342      1
650 - 674                       6      2,767,995       3.80       461,801   4.473     662     76.32        360        359      1
625 - 649                       3      1,245,353       1.71       415,510   4.500     644     82.95        360        359      1
600 - 624                       1        397,678       0.55       397,678   4.375     620     90.00        360        360      0
Not Scored                      1        343,402       0.47       343,920   3.750       0     80.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 736
Lowest: 620
Highest: 828

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                          141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term            82  $  42,969,936      58.93%  $   524,472   4.269%    736     65.13%       356        356      0
Purchase                       37     18,668,825      25.60       504,946   4.402     740     78.77        360        359      1
Refinance-Cashout              22     11,274,422      15.46       512,901   4.605     730     65.82        349        348      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                            98  $  50,530,771      69.30%  $   516,062   4.376%    737     68.15%       355        355      1
PUD Detach                     33     17,864,091      24.50       541,692   4.267     733     68.74        360        360      0
Condo                           6      2,538,911       3.48       423,617   4.578     737     77.95        360        359      1
2-Family                        2      1,110,523       1.52       556,000   4.451     721     78.89        360        359      1
PUD Attach                      2        868,888       1.19       434,923   4.199     771     62.57        308        308      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                       133  $  68,361,169      93.76%  $   514,380   4.339%    737     68.79%       356        355      0
Secondary                       8      4,552,014       6.24       570,116   4.596     722     67.81        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Geographic Distribution   Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                     98  $  51,681,986      70.88%  $   527,766   4.324%    739     68.39%       359        359      0
Illinois                       10      4,845,483       6.65       484,975   4.193     735     63.21        360        359      1
Florida                         4      2,303,574       3.16       576,458   4.553     745     78.94        360        359      1
Nevada                          3      2,066,671       2.83       689,134   4.262     740     78.18        360        360      0
Colorado                        5      2,042,501       2.80       408,600   4.382     729     76.24        360        360      0
Massachusetts                   4      1,674,000       2.30       418,900   4.593     714     73.61        360        359      1
Vermont                         2      1,138,107       1.56       569,450   4.435     724     46.12        360        359      1
Washington                      2      1,076,184       1.48       539,700   4.708     689     66.71        240        239      1
Wisconsin                       2        930,136       1.28       465,650   4.518     755     84.08        360        359      1
Missouri                        2        793,178       1.09       396,589   4.313     656     82.33        360        360      0
North Carolina                  1        664,833       0.91       667,574   3.875     691     56.10        180        179      1
Minnesota                       1        649,254       0.89       650,000   5.250     739     71.43        360        359      1
Virginia                        1        631,305       0.87       632,100   4.750     780     53.57        360        359      1
Indiana                         1        496,000       0.68       496,000   4.250     737     74.59        360        360      0
Arizona                         1        449,434       0.62       450,000   4.750     779     25.00        360        359      1
Kansas                          1        404,279       0.55       404,800   4.625     727     80.00        360        359      1
Texas                           1        368,057       0.50       368,500   5.000     766     78.49        360        359      1
Maryland                        1        364,240       0.50       364,720   4.500     705     65.89        360        359      1
Georgia                         1        333,960       0.46       334,400   4.500     643     88.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Santa Clara                    31  $  16,463,842      22.58%  $   531,303   4.171%    744     66.81%       360        360      0
Orange                          9      5,742,749       7.88       638,444   4.416     714     61.82        360        360      0
Los Angeles                    11      5,606,436       7.69       510,140   4.521     750     68.90        360        359      1
Alameda                        10      4,961,080       6.80       496,400   4.262     756     73.12        360        360      0
San Mateo                       8      4,087,924       5.61       511,425   4.533     727     75.60        360        360      0
Contra Costa                    8      3,985,955       5.47       498,775   4.272     740     67.72        349        348      0
San Francisco                   4      2,172,485       2.98       543,550   4.318     762     77.68        360        359      1
Cook                            4      1,865,160       2.56       466,750   4.313     731     67.01        360        359      1
Monterey                        2      1,356,463       1.86       680,000   4.318     705     53.65        360        359      1
Lake                            3      1,355,728       1.86       452,167   4.182     723     61.38        360        360      0
Other                          51     25,315,361      34.72       496,907   4.444     730     70.26        350        349      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                   2  $   1,335,369       1.83%  $   668,421   4.096%    725     18.49%       360        359      1
20.01 - 25.00                   1        449,434       0.62       450,000   4.750     779     25.00        360        359      1
30.01 - 35.00                   1        442,000       0.61       442,000   4.000     785     33.87        360        360      0
35.01 - 40.00                   1        426,000       0.58       426,000   4.250     752     36.79        360        360      0
40.01 - 45.00                   6      3,522,943       4.83       588,100   4.344     732     42.33        360        359      1
45.01 - 50.00                   6      3,006,198       4.12       501,250   4.334     732     48.09        360        360      0
50.01 - 55.00                   4      1,942,305       2.66       485,775   4.382     756     52.56        360        360      0
55.01 - 60.00                  10      5,713,487       7.84       572,142   4.248     738     56.88        331        331      0
60.01 - 65.00                  11      6,038,988       8.28       549,886   4.220     734     63.28        339        338      1
65.01 - 70.00                  14      6,653,166       9.12       475,337   4.311     727     67.90        360        360      0
70.01 - 75.00                  22     12,346,402      16.93       561,591   4.357     738     73.27        360        359      1
75.01 - 80.00                  57     28,599,138      39.22       502,098   4.411     741     79.32        360        359      1
80.01 - 85.00                   1        353,000       0.48       353,000   4.500     645     82.86        360        360      0
85.01 - 90.00                   4      1,699,148       2.33       425,345   4.648     702     89.00        360        359      1
90.01 - 95.00                   1        385,605       0.53       385,605   4.250     661     95.00        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 68.73%
Lowest: 16.84%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
180                             2  $   1,383,079       1.90%  $   694,287   4.329%    698     58.17%       180        179      1
240                             1        375,888       0.52       376,845   4.625     812     58.43        240        239      1
360                           138     71,154,216      97.59       516,001   4.354     737     68.99        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        141  $  72,913,183     100.00%  $   517,543   4.355%    736     68.73%       356        355      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 356.0 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-C Group 1
                                    3-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $72,913,182.60
Loan Count: 141
Cut-off Date: 2004-03-01
Avg. Loan Balance: $517,114.77
Avg. Orig. Balance: $517,542.52
Accelerated Docs: 77.33%
W.A. FICO: 736
W.A. Orig. LTV: 68.73%
W.A. Cut-Off LTV: 68.68%
W.A. Gross Coupon: 4.355%
W.A. Net Coupon: 3.977%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 356 months
W.A. Rem. Term: 355 months
W.A. Age: 1 months
% over 80 OLTV: 3.34%
% over 100 OLTV: 0.00%
% with PMI: 3.34%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.91%
W.A. MI Adjusted LTV: 67.96%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.40%

* FICO not available for 1 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 1.87%
----------------------------------------
$350,001 - $450,000                31.75
----------------------------------------
$450,001 - $550,000                22.29
----------------------------------------
$550,001 - $650,000                20.62
----------------------------------------
$650,001 - $750,000                12.35
----------------------------------------
$750,001 - $850,000                 5.61
----------------------------------------
$850,001 - $950,000                 1.19
----------------------------------------
$950,001 - $1,050,000               2.74
----------------------------------------
$1,050,001 - $1,150,000             1.58
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $517,542.52
Lowest: $334,400.00
Highest: $1,150,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 1.87%
----------------------------------------
$350,001 - $450,000                32.37
----------------------------------------
$450,001 - $550,000                21.67
----------------------------------------
$550,001 - $650,000                20.62
----------------------------------------
$650,001 - $750,000                12.35
----------------------------------------
$750,001 - $850,000                 5.61
----------------------------------------
$850,001 - $950,000                 1.19
----------------------------------------
$950,001 - $1,050,000               2.74
----------------------------------------
$1,050,001 - $1,150,000             1.58
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $517,114.77
Lowest: $333,959.64
Highest: $1,150,000.00

--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.501 - 3.750                       0.47%
----------------------------------------
3.751 - 4.000                      21.56
----------------------------------------
4.001 - 4.250                      23.88
----------------------------------------
4.251 - 4.500                      30.42
----------------------------------------
4.501 - 4.750                      16.49
----------------------------------------
4.751 - 5.000                       3.75
----------------------------------------
5.001 - 5.250                       3.43
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.355%
Lowest: 3.750%
Highest: 5.250%

--------------------------------------------------------------------------------

6.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.87%
----------------------------------------
750 - 799                          37.91
----------------------------------------
700 - 749                          43.18
----------------------------------------
650 - 699                          13.31
----------------------------------------
600 - 649                           2.25
----------------------------------------
Not Scored                          0.47
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 736
Lowest: 620
Highest: 828

--------------------------------------------------------------------------------

7.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               96.66%
----------------------------------------
GEMIC                               1.67
----------------------------------------
PMIC                                1.19
----------------------------------------
RMIC                                0.48
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
3/27 12 MO LIBOR                   97.59%
----------------------------------------
3/12 12 MO LIBOR                    1.90
----------------------------------------
3/17 12 MO LIBOR                    0.52
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                58.93%
----------------------------------------
Purchase                           25.60
----------------------------------------
Refinance-Cashout                  15.46
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                69.30%
----------------------------------------
PUD Detach                         24.50
----------------------------------------
Condo                               3.48
----------------------------------------
2-Family                            1.52
----------------------------------------
PUD Attach                          1.19
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            93.76%
----------------------------------------
Secondary                           6.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              63.17%
----------------------------------------
Standard                           22.67
----------------------------------------
Reduced                            11.21
----------------------------------------
All Ready Home                      2.95
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         70.88%
----------------------------------------
Illinois                            6.65
----------------------------------------
Florida                             3.16
----------------------------------------
Nevada                              2.83
----------------------------------------
Colorado                            2.80
----------------------------------------
Other                              13.68
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                71.88%
----------------------------------------
Southern California                28.12
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95014                               4.40%
----------------------------------------
95129                               3.66
----------------------------------------
94539                               3.57
----------------------------------------
95120                               2.04
----------------------------------------
94598                               1.90
----------------------------------------
Other                              84.42
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            1.83%
----------------------------------------
20.01 - 25.00                       0.62
----------------------------------------
30.01 - 35.00                       0.61
----------------------------------------
35.01 - 40.00                       0.58
----------------------------------------
40.01 - 45.00                       4.83
----------------------------------------
45.01 - 50.00                       4.12
----------------------------------------
50.01 - 55.00                       2.66
----------------------------------------
55.01 - 60.00                       7.84
----------------------------------------
60.01 - 65.00                       8.28
----------------------------------------
65.01 - 70.00                       9.12
----------------------------------------
70.01 - 75.00                      16.93
----------------------------------------
75.01 - 80.00                      39.22
----------------------------------------
80.01 - 85.00                       0.48
----------------------------------------
85.01 - 90.00                       2.33
----------------------------------------
90.01 - 95.00                       0.53
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.73%
Lowest: 16.84%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            1.83%
----------------------------------------
20.01 - 25.00                       0.62
----------------------------------------
30.01 - 35.00                       0.61
----------------------------------------
35.01 - 40.00                       0.58
----------------------------------------
40.01 - 45.00                       4.83
----------------------------------------
45.01 - 50.00                       4.12
----------------------------------------
50.01 - 55.00                       2.66
----------------------------------------
55.01 - 60.00                       8.82
----------------------------------------
60.01 - 65.00                       7.30
----------------------------------------
65.01 - 70.00                       9.12
----------------------------------------
70.01 - 75.00                      16.93
----------------------------------------
75.01 - 80.00                      39.22
----------------------------------------
80.01 - 85.00                       0.48
----------------------------------------
85.01 - 90.00                       2.33
----------------------------------------
90.01 - 95.00                       0.53
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.68%
Lowest: 16.84%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
None                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
180                                 1.90%
----------------------------------------
240                                 0.52
----------------------------------------
360                                97.59
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 356.0 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
175 - 180                           1.90%
----------------------------------------
235 - 240                           0.52
----------------------------------------
355 - 360                          97.59
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 355.5 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  51.26%
----------------------------------------
1 - 6                              48.74
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                     22.03%
----------------------------------------
10.001 - 11.000                    74.54
----------------------------------------
11.001 - 12.000                     3.43
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 10.355%
Lowest: 9.750%
Highest: 11.250%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 35.5 months
Lowest: 33 months
Highest: 36 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-C Group 2
                                    5-1 ARMs

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              51  $  17,457,781       2.79%  $   342,378   4.615%    743     71.90%       360        360      0
350,001 - 450,000             363    145,663,679      23.27       401,458   4.583     740     71.01        359        358      1
450,001 - 550,000             258    127,764,417      20.41       495,385   4.532     748     69.06        359        359      0
550,001 - 650,000             183    110,230,975      17.61       602,444   4.576     743     66.13        358        358      0
650,001 - 750,000             101     71,286,463      11.39       705,989   4.555     741     68.05        360        360      0
750,001 - 850,000              52     41,513,190       6.63       798,458   4.462     747     65.22        360        360      0
850,001 - 950,000              44     39,558,075       6.32       899,072   4.558     749     66.50        356        356      0
950,001 - 1,050,000            47     46,663,227       7.46       992,961   4.532     735     58.57        360        360      0
1,050,001 - 1,150,000          10     11,012,133       1.76     1,101,450   4.588     767     54.09        360        360      0
1,150,001 - 1,250,000          12     14,735,500       2.35     1,227,958   4.465     743     54.42        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

Average: $558,474.73
Lowest: $333,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500                   1  $     648,977       0.10%  $   650,000   3.500%    766     65.00%       360        359      1
3.501 - 3.625                   1        456,000       0.07       456,000   3.625     702     80.00        360        360      0
3.626 - 3.750                   8      5,004,971       0.80       625,775   3.750     743     77.60        360        359      1
3.751 - 3.875                  14      8,361,467       1.34       597,447   3.875     755     69.57        360        359      1
3.876 - 4.000                  29     16,624,277       2.66       573,348   4.000     745     71.02        360        360      0
4.001 - 4.125                  31     16,835,197       2.69       543,176   4.125     748     70.61        358        358      0
4.126 - 4.250                 109     62,626,892      10.01       574,734   4.250     754     62.98        360        360      0
4.251 - 4.375                 153     88,235,874      14.10       576,781   4.375     748     65.25        359        359      0
4.376 - 4.500                 257    144,818,348      23.14       563,637   4.500     751     65.84        358        357      0
4.501 - 4.625                 166     91,722,878      14.65       552,650   4.625     745     67.66        360        360      0
4.626 - 4.750                 152     81,194,704      12.97       534,377   4.750     731     69.76        359        358      0
4.751 - 4.875                 121     66,593,868      10.64       550,575   4.875     734     69.52        359        358      1
4.876 - 5.000                  37     20,063,997       3.21       542,410   5.000     732     64.92        360        360      0
5.001 - 5.125                  16      9,938,276       1.59       621,278   5.125     723     63.50        360        360      0
5.126 - 5.250                  11      5,454,392       0.87       496,002   5.250     716     76.44        360        359      1
5.251 - 5.375                   9      4,142,709       0.66       460,499   5.375     729     69.70        360        359      1
5.501 - 5.625                   3      1,771,175       0.28       590,667   5.625     677     74.38        360        360      0
5.626 - 5.750                   2        744,100       0.12       372,500   5.750     673     74.21        360        360      0
5.751 - 5.875                   1        647,339       0.10       648,000   5.875     650     79.51        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.553%
Lowest: 3.500%
Highest: 5.875%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                      40  $  21,613,410       3.45%  $   540,394   4.540%    806     65.90%       359        358      0
775 - 799                     241    131,132,596      20.95       544,287   4.506     785     64.50        359        358      0
750 - 774                     294    168,559,916      26.93       573,431   4.513     763     65.58        359        359      0
725 - 749                     208    119,634,915      19.11       575,340   4.530     738     67.97        359        359      0
700 - 724                     166     94,561,606      15.11       569,806   4.568     712     69.57        360        359      1
675 - 699                      96     51,309,955       8.20       534,636   4.697     688     69.58        357        356      0
650 - 674                      47     24,517,230       3.92       521,798   4.736     664     70.93        357        357      1
625 - 649                      27     13,499,757       2.16       500,315   4.744     635     73.88        360        359      1
600 - 624                       2      1,056,055       0.17       528,028   4.691     622     75.52        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 743
Lowest: 622
Highest: 819

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                        1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           575  $ 341,103,079      54.50%  $   593,379   4.565%    743     61.93%       359        359      0
Purchase                      425    224,537,376      35.88       528,475   4.493     747     75.89        359        359      1
Refinance-Cashout             121     60,244,984       9.63       497,977   4.706     732     64.18        358        358      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                           694  $ 401,635,910      64.17%  $   578,883   4.559%    742     65.26%       359        358      0
PUD Detach                    275    147,878,295      23.63       537,865   4.524     746     68.44        359        359      0
Condo                         124     62,299,590       9.95       502,532   4.540     748     74.05        360        360      0
PUD Attach                     21     10,106,336       1.61       481,469   4.672     732     78.81        360        359      1
2-Family                        6      3,247,083       0.52       541,500   4.892     732     71.53        360        359      1
3-Family                        1        718,226       0.11       719,110   4.875     707     79.99        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                     1,054  $ 588,545,160      94.03%  $   558,541   4.552%    743     67.21%       359        359      0
Secondary                      58     33,575,065       5.36       578,990   4.550     752     65.95        360        359      1
Investor                        9      3,765,214       0.60       418,477   4.750     742     69.28        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Geographic Distribution   Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    794  $ 446,318,538      71.31%  $   562,245   4.565%    745     66.30%       359        359      0
Illinois                       58     38,225,305       6.11       659,116   4.511     735     63.98        360        360      0
Florida                        50     27,147,987       4.34       543,091   4.554     742     71.28        356        356      1
Colorado                       27     13,775,457       2.20       510,270   4.640     736     70.76        360        360      0
Virginia                       28     13,217,016       2.11       472,159   4.475     727     74.29        360        360      0
South Carolina                 19     11,415,590       1.82       600,959   4.367     745     71.06        360        359      1
North Carolina                 18      9,057,313       1.45       503,397   4.494     744     70.21        360        359      1
Maryland                       17      8,473,723       1.35       498,714   4.504     748     74.35        360        359      1
Texas                          13      6,604,811       1.06       508,273   4.437     724     73.44        360        360      0
Arizona                        13      6,457,896       1.03       496,909   4.576     744     65.29        360        360      0
Nevada                         10      5,226,109       0.83       522,815   4.538     718     76.55        346        345      1
Georgia                        10      5,203,990       0.83       520,510   4.696     713     63.08        360        360      0
District of Columbia            8      4,597,050       0.73       575,175   4.674     764     68.64        360        359      1
Washington                      8      4,185,527       0.67       523,347   4.533     745     74.66        360        359      1
Minnesota                       6      2,864,200       0.46       477,367   4.358     751     72.90        360        360      0
Massachusetts                   5      2,796,977       0.45       559,600   4.471     763     62.31        360        360      0
New York                        4      2,040,928       0.33       513,438   4.752     751     66.43        360        359      1
Michigan                        4      2,000,000       0.32       500,000   4.409     767     76.57        360        360      0
Tennessee                       4      1,785,923       0.29       446,706   4.492     707     69.95        360        360      0
Oregon                          3      1,759,120       0.28       586,373   4.569     780     74.94        360        359      1
Other                          22     12,731,981       2.03       579,031   4.512     750     65.58        353        353      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Santa Clara                   153  $  86,293,992      13.79%  $   564,117   4.545%    751     64.93%       360        360      0
Los Angeles                   130     77,416,364      12.37       595,651   4.607     735     62.98        359        359      0
Orange                         99     53,242,762       8.51       537,916   4.605     746     66.24        360        360      0
San Mateo                      76     44,932,557       7.18       591,384   4.540     745     68.29        360        360      0
San Diego                      75     39,148,804       6.25       522,145   4.567     751     68.60        359        359      0
San Francisco                  56     30,196,740       4.82       539,324   4.457     750     70.72        360        360      0
Contra Costa                   43     26,434,618       4.22       614,986   4.538     740     62.91        356        356      0
Alameda                        46     24,847,660       3.97       540,315   4.559     752     70.84        360        360      0
Cook                           32     21,873,961       3.49       683,605   4.516     742     62.25        360        360      0
Lake                           21     13,830,354       2.21       658,645   4.541     728     64.46        360        360      0
Other                         390    207,667,629      33.18       532,661   4.543     741     69.63        358        357      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                   1  $   1,000,000       0.16%  $ 1,000,000   4.500%    782     14.29%       360        359      1
15.01 - 20.00                   4      2,504,100       0.40       626,025   4.467     768     17.98        360        360      0
20.01 - 25.00                   8      5,417,649       0.87       677,320   4.491     763     22.38        360        360      0
25.01 - 30.00                  11      6,125,692       0.98       558,164   4.508     760     27.16        360        359      1
30.01 - 35.00                  10      6,484,349       1.04       648,490   4.384     775     32.40        360        360      0
35.01 - 40.00                  25     16,663,970       2.66       666,663   4.576     750     37.46        360        360      0
40.01 - 45.00                  42     28,796,405       4.60       685,714   4.537     748     42.53        357        356      0
45.01 - 50.00                  51     31,241,268       4.99       612,800   4.511     756     47.90        355        355      0
50.01 - 55.00                  51     30,700,686       4.91       602,076   4.581     740     53.19        360        360      0
55.01 - 60.00                  72     40,591,046       6.49       563,907   4.484     754     57.60        359        359      1
60.01 - 65.00                  99     59,829,716       9.56       604,462   4.533     749     62.98        358        358      0
65.01 - 70.00                  95     54,349,476       8.68       572,214   4.611     738     68.54        360        360      0
70.01 - 75.00                 141     80,530,154      12.87       571,260   4.614     741     73.16        358        358      0
75.01 - 80.00                 500    257,268,436      41.10       514,680   4.546     739     79.22        360        359      0
80.01 - 85.00                   2        742,727       0.12       371,875   4.818     651     85.00        360        359      1
85.01 - 90.00                   6      2,564,409       0.41       427,866   4.603     719     89.15        360        359      1
90.01 - 95.00                   3      1,075,358       0.17       358,453   4.557     675     93.51        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 67.16%
Lowest: 14.29%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
120                             1  $     359,171       0.06%  $   364,727   4.750%    747     78.44%       120        119      1
180                             4      2,391,023       0.38       598,138   4.563     731     61.03        180        180      0
240                             1        632,000       0.10       632,000   4.375     696     46.81        240        240      0
300                             1        470,000       0.08       470,000   4.125     802     59.34        300        300      0
360                         1,114    622,033,246      99.38       558,520   4.553     743     67.20        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,121  $ 625,885,440     100.00%  $   558,475   4.553%    743     67.16%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 359.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-C Group 2
                                    5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $625,885,439.62
Loan Count: 1,121
Cut-off Date: 2004-03-01
Avg. Loan Balance: $558,327.78
Avg. Orig. Balance: $558,474.73
Accelerated Docs: 70.66%
W.A. FICO: 743
W.A. Orig. LTV: 67.16%
W.A. Cut-Off LTV: 67.14%
W.A. Gross Coupon: 4.553%
W.A. Net Coupon: 4.299%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 0.70%
% over 100 COLTV: 0.00%
% with PMI: 0.70%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.02%
W.A. MI Adjusted LTV: 66.99%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.63%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 2.79%
----------------------------------------
$350,001 - $450,000                23.27
----------------------------------------
$450,001 - $550,000                20.41
----------------------------------------
$550,001 - $650,000                17.61
----------------------------------------
$650,001 - $750,000                11.39
----------------------------------------
$750,001 - $850,000                 6.63
----------------------------------------
$850,001 - $950,000                 6.32
----------------------------------------
$950,001 - $1,050,000               7.46
----------------------------------------
$1,050,001 - $1,150,000             1.76
----------------------------------------
$1,150,001 - $1,250,000             2.35
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $558,474.73
Lowest: $333,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 2.85%
----------------------------------------
$350,001 - $450,000                23.22
----------------------------------------
$450,001 - $550,000                20.41
----------------------------------------
$550,001 - $650,000                17.61
----------------------------------------
$650,001 - $750,000                11.39
----------------------------------------
$750,001 - $850,000                 6.63
----------------------------------------
$850,001 - $950,000                 6.32
----------------------------------------
$950,001 - $1,050,000               7.46
----------------------------------------
$1,050,001 - $1,150,000             1.76
----------------------------------------
$1,150,001 - $1,250,000             2.35
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $558,327.78
Lowest: $333,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.251 - 3.500                       0.10%
----------------------------------------
3.501 - 3.750                       0.87
----------------------------------------
3.751 - 4.000                       3.99
----------------------------------------
4.001 - 4.250                      12.70
----------------------------------------
4.251 - 4.500                      37.24
----------------------------------------
4.501 - 4.750                      27.63
----------------------------------------
4.751 - 5.000                      13.85
----------------------------------------
5.001 - 5.250                       2.46
----------------------------------------
5.251 - 5.500                       0.66
----------------------------------------
5.501 - 5.750                       0.40
----------------------------------------
5.751 - 6.000                       0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.553%
Lowest: 3.500%
Highest: 5.875%

--------------------------------------------------------------------------------

6.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.45%
----------------------------------------
750 - 799                          47.88
----------------------------------------
700 - 749                          34.22
----------------------------------------
650 - 699                          12.12
----------------------------------------
600 - 649                           2.33
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 743
Lowest: 622
Highest: 819

--------------------------------------------------------------------------------

7.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.30%
----------------------------------------
GEMIC                               0.39
----------------------------------------
RMIC                                0.13
----------------------------------------
TGIC                                0.07
----------------------------------------
PMIC                                0.06
----------------------------------------
UGRIC                               0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 68.63%
----------------------------------------
5/25 12 MO LIBOR                   30.76
----------------------------------------
5/10 12 MO LIBOR                    0.38
----------------------------------------
5/15 12 MO LIBOR                    0.10
----------------------------------------
5/20 12 MO LIBOR                    0.08
----------------------------------------
5/ 5 12 MO LIBOR                    0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                54.50%
----------------------------------------
Purchase                           35.88
----------------------------------------
Refinance-Cashout                   9.63
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                64.17%
----------------------------------------
PUD Detach                         23.63
----------------------------------------
Condo                               9.95
----------------------------------------
PUD Attach                          1.61
----------------------------------------
2-Family                            0.52
----------------------------------------
3-Family                            0.11
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            94.03%
----------------------------------------
Secondary                           5.36
----------------------------------------
Investor                            0.60
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              59.23%
----------------------------------------
Standard                           29.34
----------------------------------------
Reduced                             9.88
----------------------------------------
All Ready Home                      1.55
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         71.31%
----------------------------------------
Illinois                            6.11
----------------------------------------
Florida                             4.34
----------------------------------------
Colorado                            2.20
----------------------------------------
Virginia                            2.11
----------------------------------------
Other                              13.93
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                55.96%
----------------------------------------
Southern California                44.04
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               1.63%
----------------------------------------
90266                               1.17
----------------------------------------
94025                               1.06
----------------------------------------
94010                               0.98
----------------------------------------
94024                               0.92
----------------------------------------
Other                              94.23
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.56%
----------------------------------------
20.01 - 25.00                       0.87
----------------------------------------
25.01 - 30.00                       0.98
----------------------------------------
30.01 - 35.00                       1.04
----------------------------------------
35.01 - 40.00                       2.66
----------------------------------------
40.01 - 45.00                       4.60
----------------------------------------
45.01 - 50.00                       4.99
----------------------------------------
50.01 - 55.00                       4.91
----------------------------------------
55.01 - 60.00                       6.49
----------------------------------------
60.01 - 65.00                       9.56
----------------------------------------
65.01 - 70.00                       8.68
----------------------------------------
70.01 - 75.00                      12.87
----------------------------------------
75.01 - 80.00                      41.10
----------------------------------------
80.01 - 85.00                       0.12
----------------------------------------
85.01 - 90.00                       0.41
----------------------------------------
90.01 - 95.00                       0.17
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.16%
Lowest: 14.29%
Highest: 95.00%

--------------------------------------------------------------------------------

19. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.56%
----------------------------------------
20.01 - 25.00                       0.94
----------------------------------------
25.01 - 30.00                       0.90
----------------------------------------
30.01 - 35.00                       1.04
----------------------------------------
35.01 - 40.00                       2.66
----------------------------------------
40.01 - 45.00                       4.60
----------------------------------------
45.01 - 50.00                       4.99
----------------------------------------
50.01 - 55.00                       4.98
----------------------------------------
55.01 - 60.00                       6.41
----------------------------------------
60.01 - 65.00                       9.56
----------------------------------------
65.01 - 70.00                       8.68
----------------------------------------
70.01 - 75.00                      12.87
----------------------------------------
75.01 - 80.00                      41.10
----------------------------------------
80.01 - 85.00                       0.12
----------------------------------------
85.01 - 90.00                       0.41
----------------------------------------
90.01 - 95.00                       0.17
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.14%
Lowest: 14.29%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

21. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

23. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

24. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
None                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

25. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
55 - 60                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.6 months
Lowest: 57 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.06%
----------------------------------------
180                                 0.38
----------------------------------------
240                                 0.10
----------------------------------------
300                                 0.08
----------------------------------------
360                                99.38
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.06%
----------------------------------------
175 - 180                           0.38
----------------------------------------
235 - 240                           0.10
----------------------------------------
295 - 300                           0.08
----------------------------------------
355 - 360                          99.38
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.6 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  55.88%
----------------------------------------
1 - 6                              44.12
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       4.97%
----------------------------------------
9.001 - 10.000                     91.41
----------------------------------------
10.001 - 11.000                     3.63
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.553%
Lowest: 8.500%
Highest: 10.875%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-C Group 3
                                    7-1 ARMs

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000               7  $   2,403,121       8.43%  $   343,534   5.465%    735     63.98%       360        359      1
350,001 - 450,000              17      6,772,895      23.75       399,326   5.372     743     69.79        360        359      1
450,001 - 550,000              13      6,341,295      22.24       488,672   5.324     725     65.74        360        359      1
550,001 - 650,000              11      6,471,555      22.69       589,660   5.330     744     71.98        360        359      1
650,001 - 750,000               2      1,350,827       4.74       675,800   5.191     766     58.18        360        359      1
750,001 - 850,000               1        825,864       2.90       828,000   4.625     693     80.00        360        358      2
850,001 - 950,000               4      3,644,683      12.78       912,248   5.463     690     73.13        346        345      1
950,001 - 1,050,000             1        707,141       2.48     1,000,000   4.750     701     47.62        360        358      2
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

Average: $515,372.73
Lowest: $333,720.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625                   3  $   1,684,128       5.91%  $   562,667   4.625%    732     74.94%       360        358      2
4.626 - 4.750                   2      1,307,141       4.58       800,000   4.750     713     59.19        360        359      1
4.751 - 4.875                   3      1,253,986       4.40       418,333   4.875     712     64.89        360        359      1
4.876 - 5.000                   5      2,881,616      10.10       576,720   5.000     733     64.85        360        359      1
5.001 - 5.125                   6      2,849,375       9.99       475,610   5.125     740     67.70        360        359      1
5.126 - 5.250                   7      3,606,150      12.65       517,029   5.250     740     66.42        360        359      1
5.251 - 5.375                   5      2,585,813       9.07       517,626   5.375     749     74.76        360        359      1
5.376 - 5.500                   8      4,391,732      15.40       549,600   5.500     736     66.15        360        359      1
5.501 - 5.625                   7      3,076,271      10.79       441,148   5.625     718     71.03        360        359      1
5.626 - 5.750                   5      2,332,128       8.18       466,918   5.750     742     71.66        360        359      1
5.751 - 5.875                   4      1,950,240       6.84       488,465   5.875     692     75.67        333        331      2
5.876 - 6.000                   1        598,802       2.10       600,000   6.000     710     54.55        360        358      2
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.326%
Lowest: 4.625%
Highest: 6.000%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                       1  $     498,850       1.75%  $   500,000   5.250%    806     62.50%       360        358      2
775 - 799                      11      4,620,502      16.20       421,433   5.305     785     68.20        360        359      1
750 - 774                      11      5,551,103      19.47       505,201   5.301     761     67.61        360        359      1
725 - 749                      13      6,735,283      23.62       519,208   5.377     737     69.93        360        359      1
700 - 724                       9      4,558,256      15.98       539,432   5.337     708     61.01        360        359      1
675 - 699                       5      3,472,666      12.18       695,720   5.148     695     78.62        360        359      1
650 - 674                       2        783,239       2.75       391,860   5.412     661     76.33        360        359      1
625 - 649                       4      2,297,483       8.06       575,248   5.506     633     65.48        337        336      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 730
Lowest: 625
Highest: 806

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                           56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Purchase                       28  $  14,484,151      50.79%  $   528,734   5.263%    731     73.44%       360        359      1
Refinance-Rate/Term            20     10,130,863      35.53       507,414   5.441     731     64.49        355        354      1
Refinance-Cashout               8      3,902,367      13.68       488,506   5.260     726     60.70        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                            33  $  16,141,741      56.60%  $   499,100   5.335%    734     67.91%       360        359      1
PUD Detach                     14      7,687,739      26.96       549,814   5.183     722     68.27        360        359      1
Condo                           7      3,509,526      12.31       501,856   5.544     722     72.92        345        344      1
2-Family                        1        689,227       2.42       690,000   5.375     766     76.67        360        359      1
PUD Attach                      1        489,148       1.72       490,199   5.625     736     49.52        360        358      2
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                        53  $  26,839,199      94.12%  $   512,849   5.298%    733     68.37%       360        359      1
Secondary                       3      1,678,183       5.88       559,953   5.763     692     70.89        329        328      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
Geographic               Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                     27  $  13,303,553      46.65%  $   493,341   5.315%    726     67.87%       356        355      1
Virginia                        4      2,397,148       8.41       602,175   5.358     725     79.46        360        359      1
Florida                         3      2,310,110       8.10       770,377   5.348     723     72.75        360        360      0
Washington                      4      2,026,833       7.11       507,158   5.509     743     74.44        360        359      1
District of Columbia            3      1,443,094       5.06       482,066   5.627     739     52.80        360        358      2
Maryland                        3      1,302,209       4.57       434,528   5.701     705     66.75        360        359      1
New York                        2      1,294,434       4.54       794,000   4.863     715     59.87        360        358      2
Texas                           2        823,963       2.89       412,500   4.754     792     61.80        360        359      1
Arizona                         2        798,087       2.80       400,500   5.289     767     51.27        360        359      1
Illinois                        1        612,500       2.15       612,500   5.125     769     72.49        360        360      0
Tennessee                       1        540,000       1.89       540,000   5.375     704     80.00        360        360      0
Georgia                         1        498,850       1.75       500,000   5.250     806     62.50        360        358      2
North Carolina                  1        399,508       1.40       400,000   4.875     625     72.73        360        359      1
Oregon                          1        391,040       1.37       391,920   5.375     780     80.00        360        358      2
Missouri                        1        376,053       1.32       384,000   5.625     746     80.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles                     6  $   2,382,984       8.36%  $   397,628   5.491%    739     70.58%       360        359      1
San Francisco                   3      2,167,793       7.60       723,287   5.405     699     73.06        336        335      1
Fairfax                         3      2,063,428       7.24       691,660   5.396     736     79.46        360        358      2
King                            4      2,026,833       7.11       507,158   5.509     743     74.44        360        359      1
Santa Clara                     3      1,473,107       5.17       491,667   4.946     737     70.77        360        359      1
Dist Of Columbia                3      1,443,094       5.06       482,066   5.627     739     52.80        360        358      2
Contra Costa                    2      1,408,619       4.94       705,720   4.832     731     74.21        360        358      2
Orange                          3      1,302,956       4.57       435,000   5.221     663     72.04        360        359      1
Westchester                     2      1,294,434       4.54       794,000   4.863     715     59.87        360        358      2
San Mateo                       3      1,211,765       4.25       404,534   5.453     743     61.62        360        359      1
Other                          24     11,742,368      41.18       490,100   5.353     737     66.56        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                   3  $   1,397,570       4.90%  $  466,000    5.263%    759     38.27%       360        360      0
40.01 - 45.00                   1        448,471       1.57      451,000    5.125     757     43.79        360        359      1
45.01 - 50.00                   3      1,570,520       5.51      621,477    5.171     724     48.76        360        358      2
50.01 - 55.00                   2        953,945       3.35      478,000    5.628     740     54.48        360        358      2
55.01 - 60.00                   4      1,691,887       5.93      423,488    5.110     714     57.89        360        359      1
60.01 - 65.00                   9      4,629,663      16.23      515,008    5.410     731     62.24        360        359      1
65.01 - 70.00                   4      1,860,464       6.52      465,660    5.133     746     67.00        360        359      1
70.01 - 75.00                   7      4,111,715      14.42      587,909    5.261     698     72.67        347        346      1
75.01 - 80.00                  23     11,853,146      41.56      516,714    5.387     737     79.53        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $  515,373    5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 68.52%
Lowest: 35.67%
Highest: 80.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
300                             1  $     878,566       3.08%  $   879,860   5.875%    627     70.39%       300        299      1
360                            55     27,638,815      96.92       508,746   5.308     734     68.46        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         56  $  28,517,381     100.00%  $   515,373   5.326%    730     68.52%       358        357      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.2 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-C Group 3
                                    7-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $28,517,381.21
Loan Count: 56
Cut-off Date: 2004-03-01
Avg. Loan Balance: $509,238.95
Avg. Orig. Balance: $515,372.73
Accelerated Docs: 66.05%
W.A. FICO*: 730
W.A. Orig. LTV: 68.52%
W.A. Cut-Off LTV: 68.05%
W.A. Gross Coupon: 5.326%
W.A. Net Coupon: 5.072%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 68.05%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.82%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 8.43%
----------------------------------------
$350,001 - $450,000                23.75
----------------------------------------
$450,001 - $550,000                22.24
----------------------------------------
$550,001 - $650,000                22.69
----------------------------------------
$650,001 - $750,000                 4.74
----------------------------------------
$750,001 - $850,000                 2.90
----------------------------------------
$850,001 - $950,000                12.78
----------------------------------------
$950,001 - $1,050,000               2.48
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $515,372.73
Lowest: $333,720.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 8.43%
----------------------------------------
$350,001 - $450,000                25.32
----------------------------------------
$450,001 - $550,000                20.66
----------------------------------------
$550,001 - $650,000                22.69
----------------------------------------
$650,001 - $750,000                 7.22
----------------------------------------
$750,001 - $850,000                 2.90
----------------------------------------
$850,001 - $950,000                12.78
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $509,238.95
Lowest: $333,720.00
Highest: $932,109.63

--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.501 - 4.750                      10.49%
----------------------------------------
4.751 - 5.000                      14.50
----------------------------------------
5.001 - 5.250                      22.64
----------------------------------------
5.251 - 5.500                      24.47
----------------------------------------
5.501 - 5.750                      18.97
----------------------------------------
5.751 - 6.000                       8.94
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.326%
Lowest: 4.625%
Highest: 6.000%

--------------------------------------------------------------------------------

6.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           1.75%
----------------------------------------
750 - 799                          35.67
----------------------------------------
700 - 749                          39.60
----------------------------------------
650 - 699                          14.92
----------------------------------------
600 - 649                           8.06
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 730
Lowest: 625
Highest: 806

--------------------------------------------------------------------------------

7.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
7/23 12 MO LIBOR                   96.92%
----------------------------------------
7/18 12 MO LIBOR                    3.08
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           50.79%
----------------------------------------
Refinance-Rate/Term                35.53
----------------------------------------
Refinance-Cashout                  13.68
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                56.60%
----------------------------------------
PUD Detach                         26.96
----------------------------------------
Condo                              12.31
----------------------------------------
2-Family                            2.42
----------------------------------------
PUD Attach                          1.72
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            94.12%
----------------------------------------
Secondary                           5.88
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Standard                           33.95%
----------------------------------------
Rapid                              33.09
----------------------------------------
Reduced                            32.96
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         46.65%
----------------------------------------
Virginia                            8.41
----------------------------------------
Florida                             8.10
----------------------------------------
Washington                          7.11
----------------------------------------
District of Columbia                5.06
----------------------------------------
Other                              24.67
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                58.33%
----------------------------------------
Southern California                41.67
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
20007                               3.82%
----------------------------------------
93010                               3.79
----------------------------------------
33331                               3.27
----------------------------------------
34240                               3.25
----------------------------------------
20170                               3.18
----------------------------------------
Other                              82.70
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
35.01 - 40.00                       4.90%
----------------------------------------
40.01 - 45.00                       1.57
----------------------------------------
45.01 - 50.00                       5.51
----------------------------------------
50.01 - 55.00                       3.35
----------------------------------------
55.01 - 60.00                       5.93
----------------------------------------
60.01 - 65.00                      16.23
----------------------------------------
65.01 - 70.00                       6.52
----------------------------------------
70.01 - 75.00                      14.42
----------------------------------------
75.01 - 80.00                      41.56
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.52%
Lowest: 35.67%
Highest: 80.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
30.01 - 35.00                       2.48%
----------------------------------------
35.01 - 40.00                       4.90
----------------------------------------
40.01 - 45.00                       1.57
----------------------------------------
45.01 - 50.00                       3.03
----------------------------------------
50.01 - 55.00                       3.35
----------------------------------------
55.01 - 60.00                       5.93
----------------------------------------
60.01 - 65.00                      16.23
----------------------------------------
65.01 - 70.00                       6.52
----------------------------------------
70.01 - 75.00                      14.42
----------------------------------------
75.01 - 80.00                      41.56
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.05%
Lowest: 33.67%
Highest: 80.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
None                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
79 - 84                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 82.9 months
Lowest: 81 months
Highest: 84 months

--------------------------------------------------------------------------------

27. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
300                                 3.08%
----------------------------------------
360                                96.92
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.2 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
295 - 300                           3.08%
----------------------------------------
355 - 360                          96.92
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 357.1 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  24.45%
----------------------------------------
1 - 6                              75.55
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                     24.99%
----------------------------------------
10.001 - 11.000                    75.01
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 10.326%
Lowest: 9.625%
Highest: 11.000%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-C
                                 Total Combined
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $727,316,003.43
Loan Count: 1,318
Cut-off Date: 2004-03-01
Avg. Loan Balance: $551,833.08
Avg. Orig. Balance: $552,264.44
Accelerated Docs: 71.15%
W.A. FICO: 742
W.A. Orig. LTV: 67.37%
W.A. Cut-Off LTV: 67.33%
W.A. Gross Coupon: 4.563%
W.A. Net Coupon: 4.297%
W.A. Svcg Fee: 0.263%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 0 months
% over 80 OLTV: 0.94%
% over 100 OLTV: 0.00%
% with PMI: 0.94%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.98%
W.A. MI Adjusted LTV: 67.13%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.40%

* FICO not available for 1 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 2.92%
----------------------------------------
$350,001 - $450,000                24.14
----------------------------------------
$450,001 - $550,000                20.67
----------------------------------------
$550,001 - $650,000                18.11
----------------------------------------
$650,001 - $750,000                11.23
----------------------------------------
$750,001 - $850,000                 6.38
----------------------------------------
$850,001 - $950,000                 6.06
----------------------------------------
$950,001 - $1,050,000               6.79
----------------------------------------
$1,050,001 - $1,150,000             1.67
----------------------------------------
$1,150,001 - $1,250,000             2.03
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $552,264.44
Lowest: $333,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 2.97%
----------------------------------------
$350,001 - $450,000                24.22
----------------------------------------
$450,001 - $550,000                20.55
----------------------------------------
$550,001 - $650,000                18.11
----------------------------------------
$650,001 - $750,000                11.32
----------------------------------------
$750,001 - $850,000                 6.38
----------------------------------------
$850,001 - $950,000                 6.06
----------------------------------------
$950,001 - $1,050,000               6.69
----------------------------------------
$1,050,001 - $1,150,000             1.67
----------------------------------------
$1,150,001 - $1,250,000             2.03
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $551,833.08
Lowest: $333,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.251 - 3.500                       0.09%
----------------------------------------
3.501 - 3.750                       0.80
----------------------------------------
3.751 - 4.000                       5.60
----------------------------------------
4.001 - 4.250                      13.32
----------------------------------------
4.251 - 4.500                      35.09
----------------------------------------
4.501 - 4.750                      25.84
----------------------------------------
4.751 - 5.000                      12.86
----------------------------------------
5.001 - 5.250                       3.35
----------------------------------------
5.251 - 5.500                       1.53
----------------------------------------
5.501 - 5.750                       1.09
----------------------------------------
5.751 - 6.000                       0.44
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.563%
Lowest: 3.500%
Highest: 6.000%

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.33%
----------------------------------------
750 - 799                          46.40
----------------------------------------
700 - 749                          35.33
----------------------------------------
650 - 699                          12.35
----------------------------------------
600 - 649                           2.54
----------------------------------------
N/A                                 0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 742
Lowest: 620
Highest: 828

--------------------------------------------------------------------------------

8.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.06%
----------------------------------------
GEMIC                               0.50
----------------------------------------
PMIC                                0.17
----------------------------------------
RMIC                                0.16
----------------------------------------
TGIC                                0.06
----------------------------------------
UGRIC                               0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 59.06%
----------------------------------------
5/25 12 MO LIBOR                   26.47
----------------------------------------
3/27 12 MO LIBOR                    9.78
----------------------------------------
7/23 12 MO LIBOR                    3.80
----------------------------------------
5/10 12 MO LIBOR                    0.33
----------------------------------------
Other                               0.56
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                54.20%
----------------------------------------
Purchase                           35.43
----------------------------------------
Refinance-Cashout                  10.37
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                100.00%
----------------------------------------
Total:                           100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                64.39%
----------------------------------------
PUD Detach                         23.85
----------------------------------------
Condo                               9.40
----------------------------------------
PUD Attach                          1.58
----------------------------------------
2-Family                            0.69
----------------------------------------
3-Family                            0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            94.01%
----------------------------------------
Secondary                           5.47
----------------------------------------
Investor                            0.52
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              58.60%
----------------------------------------
Standard                           28.85
----------------------------------------
Reduced                            10.92
----------------------------------------
All Ready Home                      1.63
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. State

----------------------------------------
State                            Percent
----------------------------------------
California                         70.30%
----------------------------------------
Illinois                            6.01
----------------------------------------
Florida                             4.37
----------------------------------------
Virginia                            2.23
----------------------------------------
Colorado                            2.17
----------------------------------------
Other                              14.92
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                57.63%
----------------------------------------
Southern California                42.37
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               1.40%
----------------------------------------
94539                               1.09
----------------------------------------
94583                               1.03
----------------------------------------
95014                               1.02
----------------------------------------
90266                               1.00
----------------------------------------
Other                              94.45
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

22. OLTV

--------------------------------------------------------------------------------

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.67%
----------------------------------------
20.01 - 30.00                       1.65
----------------------------------------
30.01 - 40.00                       3.49
----------------------------------------
40.01 - 50.00                       9.43
----------------------------------------
50.01 - 60.00                      11.22
----------------------------------------
60.01 - 70.00                      18.34
----------------------------------------
70.01 - 80.00                      54.27
----------------------------------------
80.01 - 90.00                       0.74
----------------------------------------
90.01 - 100.00                      0.20
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.37%
Lowest: 14.29%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.67%
----------------------------------------
20.01 - 30.00                       1.65
----------------------------------------
30.01 - 40.00                       3.59
----------------------------------------
40.01 - 50.00                       9.33
----------------------------------------
50.01 - 60.00                      11.32
----------------------------------------
60.01 - 70.00                      18.24
----------------------------------------
70.01 - 80.00                      54.27
----------------------------------------
80.01 - 90.00                       0.74
----------------------------------------
90.01 - 100.00                      0.20
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.33%
Lowest: 14.29%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
None                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.05%
----------------------------------------
180                                 0.52
----------------------------------------
240                                 0.14
----------------------------------------
300                                 0.19
----------------------------------------
360                                99.11
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.05%
----------------------------------------
175 - 180                           0.52
----------------------------------------
235 - 240                           0.14
----------------------------------------
295 - 300                           0.19
----------------------------------------
355 - 360                          99.11
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.2 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  54.18%
----------------------------------------
1 - 6                              45.82
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                              10.02%
----------------------------------------
5.000                              89.98
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.699%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       4.28%
----------------------------------------
9.001 - 10.000                     81.85
----------------------------------------
10.001 - 11.000                    13.53
----------------------------------------
11.001 - 12.000                     0.34
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.664%
Lowest: 8.500%
Highest: 11.250%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                            10.02%
----------------------------------------
55 - 60                            86.05
----------------------------------------
79 - 84                             3.92
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 58.1 months
Lowest: 33 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-C
                                 Total Combined

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Balance           Loans      Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              62  $  21,225,106       2.92%  $   342,439   4.688%    741     70.40%       360        360      0
350,001 - 450,000             437    175,587,991      24.14       402,031   4.579     739     70.79        359        358      1
450,001 - 550,000             304    150,356,927      20.67       494,825   4.553     745     69.07        359        359      0
550,001 - 650,000             219    131,739,961      18.11       601,733   4.591     743     66.83        359        358      0
650,001 - 750,000             116     81,644,424      11.23       704,106   4.546     741     67.91        357        356      0
750,001 - 850,000              58     46,426,687       6.38       800,670   4.446     745     66.10        360        360      0
850,001 - 950,000              49     44,069,758       6.06       899,493   4.625     744     67.00        355        355      0
950,001 - 1,050,000            50     49,367,517       6.79       993,384   4.516     735     57.87        360        360      0
1,050,001 - 1,150,000          11     12,162,133       1.67     1,105,864   4.603     764     54.28        360        360      0
1,150,001 - 1,250,000          12     14,735,500       2.03     1,227,958   4.465     743     54.42        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

Average: $552,264.44
Lowest: $333,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by        Original     W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon               Loans      Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500                   1  $     648,977       0.09%  $   650,000   3.500%    766     65.00%       360        359      1
3.501 - 3.625                   1        456,000       0.06       456,000   3.625     702     80.00        360        360      0
3.626 - 3.750                   9      5,348,373       0.74       594,458   3.750     743     77.75        360        359      1
3.751 - 3.875                  28     16,133,896       2.22       576,553   3.875     749     64.49        353        352      1
3.876 - 4.000                  45     24,572,517       3.38       546,197   4.000     746     70.89        360        360      0
4.001 - 4.125                  45     25,305,984       3.48       562,495   4.125     748     68.35        359        358      0
4.126 - 4.250                 128     71,568,412       9.84       559,312   4.250     752     63.99        360        360      0
4.251 - 4.375                 175     98,960,144      13.61       565,600   4.375     745     66.02        359        359      0
4.376 - 4.500                 280    156,275,560      21.49       558,306   4.500     750     66.20        358        357      0
4.501 - 4.625                 180     98,983,577      13.61       550,058   4.625     744     68.22        360        359      0
4.626 - 4.750                 165     88,946,134      12.23       541,075   4.750     730     68.69        358        357      0
4.751 - 4.875                 126     68,853,116       9.47       546,675   4.875     734     69.55        359        358      1
4.876 - 5.000                  46     24,677,146       3.39       536,673   5.000     731     66.10        360        359      1
5.001 - 5.125                  24     13,916,887       1.91       580,171   5.125     729     65.64        360        360      0
5.126 - 5.250                  20     10,428,971       1.43       522,261   5.250     726     72.91        360        359      1
5.251 - 5.375                  14      6,728,522       0.93       480,902   5.375     737     71.64        360        359      1
5.376 - 5.500                   8      4,391,732       0.60       549,600   5.500     736     66.15        360        359      1
5.501 - 5.625                  10      4,847,446       0.67       486,003   5.625     703     72.25        360        359      1
5.626 - 5.750                   7      3,076,228       0.42       439,941   5.750     725     72.28        360        359      1
5.751 - 5.875                   5      2,597,579       0.36       520,372   5.875     682     76.63        340        338      1
5.876 - 6.000                   1        598,802       0.08       600,000   6.000     710     54.55        360        358      2
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.563%
Lowest: 3.500%
Highest: 6.000%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
825 - 849                       1  $     687,094       0.09%  $   688,000   4.500%    828     80.00%       360        359      1
800 - 824                      44     23,517,990       3.23       534,613   4.550     806     66.23        357        356      1
775 - 799                     271    144,329,438      19.84       532,812   4.519     785     64.58        359        358      0
750 - 774                     340    193,176,905      26.56       568,313   4.514     763     65.95        359        359      0
725 - 749                     256    145,799,095      20.05       569,755   4.548     737     68.49        359        359      0
700 - 724                     198    111,174,348      15.29       563,161   4.584     712     68.53        359        358      1
675 - 699                     115     61,722,942       8.49       537,038   4.682     688     69.95        355        355      1
650 - 674                      55     28,068,463       3.86       510,528   4.729     664     71.61        357        357      1
625 - 649                      34     17,042,593       2.34       501,648   4.829     636     73.41        357        356      1
600 - 624                       3      1,453,733       0.20       484,578   4.605     622     79.48        360        360      0
N/A                             1        343,402       0.05       343,920   3.750       0     80.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 742
Lowest: 620
Highest: 828

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                        1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           677  $ 394,203,879      54.20%  $   582,494   4.556%    742     62.35%       359        358      0
Purchase                      490    257,690,352      35.43       526,713   4.530     745     75.97        359        359      1
Refinance-Cashout             151     75,421,772      10.37       499,650   4.720     731     64.24        357        356      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                           825  $ 468,308,422      64.39%  $   568,229   4.566%    742     65.67%       358        358      0
PUD Detach                    322    173,430,124      23.85       538,776   4.527     743     68.46        359        359      0
Condo                         137     68,348,026       9.40       499,041   4.593     746     74.14        359        359      1
PUD Attach                     24     11,464,373       1.58       477,954   4.677     735     76.33        356        355      1
2-Family                        9      5,046,832       0.69       561,222   4.861     734     73.85        360        359      1
3-Family                        1        718,226       0.10       719,110   4.875     707     79.99        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                     1,240  $ 683,745,528      94.01%  $   551,852   4.560%    742     67.42%       359        358      0
Secondary                      69     39,805,262       5.47       577,134   4.606     746     66.37        359        358      1
Investor                        9      3,765,214       0.52       418,477   4.750     742     69.28        360        359      1
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                           of         Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
Geographic               Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    919  $ 511,304,077      70.30%  $   556,544   4.560%    744     66.55%       359        359      0
Illinois                       69     43,683,288       6.01       633,203   4.484     736     64.01        360        360      0
Florida                        57     31,761,671       4.37       557,395   4.611     741     71.94        357        356      1
Virginia                       33     16,245,469       2.23       492,765   4.616     729     74.25        360        359      1
Colorado                       32     15,817,957       2.17       494,384   4.607     735     71.47        360        360      0
South Carolina                 19     11,415,590       1.57       600,959   4.367     745     71.06        360        359      1
Maryland                       21     10,140,171       1.39       483,164   4.658     741     73.07        360        359      1
North Carolina                 20     10,121,655       1.39       506,436   4.468     735     69.39        348        348      1
Texas                          16      7,796,830       1.07       487,566   4.497     733     72.45        360        359      1
Arizona                        16      7,705,417       1.06       481,926   4.660     749     61.48        360        360      0
Nevada                         13      7,292,779       1.00       561,196   4.460     724     77.01        350        349      1
Washington                     14      7,288,545       1.00       521,058   4.830     736     73.43        342        342      1
District of Columbia           11      6,040,143       0.83       549,782   4.901     758     64.85        360        359      1
Georgia                        12      6,036,800       0.83       503,291   4.731     717     64.41        360        359      1
Massachusetts                   9      4,470,977       0.61       497,067   4.517     744     66.54        360        359      1
Minnesota                       7      3,513,454       0.48       502,029   4.523     749     72.63        360        360      0
New York                        6      3,335,362       0.46       606,958   4.795     737     63.89        360        359      1
Tennessee                       5      2,325,923       0.32       465,365   4.697     706     72.28        360        360      0
Wisconsin                       4      2,219,136       0.31       555,075   4.520     740     71.10        360        360      0
Oregon                          4      2,150,160       0.30       537,760   4.716     780     75.86        360        359      1
Other                          31     16,650,597       2.29       537,631   4.504     746     67.61        355        354      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Santa Clara                   187  $ 104,230,941      14.33%  $   557,515   4.492%    749     65.31%       360        360      0
Los Angeles                   147     85,405,784      11.74       581,170   4.626     736     63.58        359        359      0
Orange                        111     60,288,467       8.29       543,286   4.601     741     65.95        360        360      0
San Mateo                      87     50,232,245       6.91       577,589   4.562     743     68.73        360        360      0
San Diego                      79     40,986,287       5.64       518,976   4.581     751     68.46        359        359      0
San Francisco                  63     34,537,017       4.75       548,353   4.508     748     71.31        358        358      0
Contra Costa                   53     31,829,192       4.38       600,868   4.518     740     64.02        355        355      1
Alameda                        56     29,808,740       4.10       532,473   4.510     753     71.22        360        360      0
Cook                           36     23,739,121       3.26       659,510   4.500     741     62.62        360        360      0
Lake                           25     15,798,582       2.17       632,022   4.533     729     64.50        360        360      0
Other                         474    250,459,627      34.44       529,303   4.588     739     69.46        357        357      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                   1  $   1,000,000       0.14%  $ 1,000,000   4.500%    782     14.29%       360        359      1
15.01 - 20.00                   6      3,839,469       0.53       640,157   4.338     753     18.16        360        360      0
20.01 - 25.00                   9      5,867,082       0.81       652,062   4.511     764     22.58        360        360      0
25.01 - 30.00                  11      6,125,692       0.84       558,164   4.508     760     27.16        360        359      1
30.01 - 35.00                  11      6,926,349       0.95       629,718   4.359     776     32.50        360        360      0
35.01 - 40.00                  29     18,487,540       2.54       637,606   4.620     751     37.51        360        360      0
40.01 - 45.00                  49     32,767,819       4.51       668,971   4.524     746     42.53        357        357      0
45.01 - 50.00                  60     35,817,986       4.92       602,079   4.525     752     47.95        356        355      0
50.01 - 55.00                  57     33,596,936       4.62       589,561   4.599     741     53.19        360        360      0
55.01 - 60.00                  86     47,996,419       6.60       558,334   4.478     750     57.53        356        355      1
60.01 - 65.00                 119     70,498,367       9.69       592,652   4.564     746     62.96        357        356      0
65.01 - 70.00                 113     62,863,106       8.64       556,440   4.595     737     68.43        360        360      0
70.01 - 75.00                 170     96,988,271      13.34       570,694   4.609     738     73.16        358        357      0
75.01 - 80.00                 580    297,720,719      40.93       513,525   4.566     739     79.24        360        359      1
80.01 - 85.00                   3      1,095,727       0.15       365,583   4.715     649     84.31        360        359      1
85.01 - 90.00                  10      4,263,557       0.59       426,858   4.621     712     89.09        360        359      1
90.01 - 95.00                   4      1,460,963       0.20       365,241   4.476     671     93.90        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 67.37%
Lowest: 14.29%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
120                             1  $     359,171       0.05%  $   364,727   4.750%    747     78.44%       120        119      1
180                             6      3,774,102       0.52       630,187   4.477     719     59.98        180        180      0
240                             2      1,007,888       0.14       504,423   4.468     739     51.14        240        240      0
300                             2      1,348,566       0.19       674,930   5.265     688     66.54        300        299      1
360                         1,307    720,826,277      99.11       551,936   4.563     742     67.43        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,318  $ 727,316,003     100.00%  $   552,264   4.563%    742     67.37%       359        358      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

! B04C_ROLL.CDI  #CMOVER_3.0E  WHOLE_LOAN ! MAX_CF_VECTSIZE  552
!
!! Created by Intex Deal Maker v3.6.143, subroutines 3.0g1
!! 03/08/2004 10:50 AM
!
! Modeled in the Intex CMO Modeling  Language,  (B000BDB44BD76)
! which is copyright  (c) 2004 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information  which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based !on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC !Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
 COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 727316003.43
  DEFINE CONSTANT #OrigCollBal1 = 72913182.60
  DEFINE CONSTANT #OrigCollBal2 = 625885439.62
  DEFINE CONSTANT #OrigCollBal3 = 28517381.21
!
  DEFINE CONSTANT #OrigBondBal = 727316003.43
  DEFINE CONSTANT #OrigBondBal1 = 72913182.60
  DEFINE CONSTANT #OrigBondBal2 = 625885439.62
  DEFINE CONSTANT #OrigBondBal3 = 28517381.21
!
  DEFINE #BondBal1                       = 90910003.43
  DEFINE #BondBal2                       = 628675903.43
  DEFINE #BondBal3                       = 47735903.43
!
       FULL_DEALNAME: BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-C
!
       DEAL SIZE:     $ 727316003.43

       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040301
       SETTLEMENT DATE:  20040330
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
  TRUSTEE_FEE    GROUP 1     0.0035
!
  TRUSTEE_FEE    GROUP 2     0.0035
!
  TRUSTEE_FEE    GROUP 3     0.0035
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040301 _
       DEAL_FIRSTPAY_DATE         20040425
!
!
  CREDIT_SUPPORT_BASIS DEAL
  DEFINE DYNAMIC STICKY #NetRate = (COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 DEFINE DYNAMIC STICKY #NetRate1 = (COLL_I_MISC("COUPON",1))/COLL_PREV_BAL(1)
  * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = (COLL_I_MISC("COUPON",2))/ COLL_PREV_BAL(2)
  * 1200
  DEFINE  DYNAMIC  STICKY #NetRate3 = (COLL_I_MISC("COUPON",3))/COLL_PREV_BAL(3)
  * 1200
!
!
  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2
!
  DEFINE TABLE "SubShiftB" (6, 2) = "MONTH" "PCT"
    84.1   0%
    96.1   30%
    108.1   40%
    120.1   60%
    132.1   80%
    144.1   100%
!
  DEFINE #COUPON_B = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00

!
  INITIAL INDEX    LIBOR_1YR          1.42
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "AR", "1A1", "2A1", "2A2", "3A1", "B1", "B2", "B3", "B4", "B5", "B6", "1IO", "2IO", "3IO"
!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block  2006082.60 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360  BUSINESS_DAY NONE _
           Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.48 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 17212439.62 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040301  Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) -  0.36 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 784381.21 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040301  Next 20040425
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) -  0.76 ELSE COLL_NETRATE(3))
     0     99
!
Tranche "AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
            DAYCOUNT 30360 BUSINESS_DAY NONE _
            Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.48 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "1A1" SEN_FLT
   Block  70907000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.48 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2A1" SEN_FLT
   Block  304337000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT   30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) - 0.5 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "2A2" SEN_FLT
   Block  304336000.00   GROUP 2 FREQ M FLOAT RESET  M  _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) -  0.22 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "3A1" SEN_FLT
   Block  27733000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) -  0.76 ELSE COLL_NETRATE(3))
     0     99
!

Tranche "B1" JUN_WAC
   Block 9456000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B2" JUN_WAC
   Block 4001000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B3" JUN_WAC
   Block 2182000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B4" JUN_WAC
   Block 1818000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B5" JUN_WAC
   Block 1454000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B6" JUN_WAC
   Block 1091903.43 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "1IO" SEN_IO
   Block 72913182.60 at 0.48 GROUP 1  FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURDATE LE 20070225 THEN BBAL("AR#1","1A1#1","SUBORD_1#1") ELSE 0 ); _ END ( IF CURDATE LT 20070225 THEN BBAL("AR#1","1A1#1","SUBORD_1#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
Tranche "2IO" SEN_IO
   Block 625885439.62 at 0.36 GROUP 2  FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURDATE LE 20090325 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1") ELSE 0 ); _ END
( IF CURDATE LT 20090325 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1")  ELSE 0 ); _
            DAYCOUNT 30360 BUSINESS_DAY NONE _
            Delay 24 Dated 20040301 Next 20040425
!
Tranche "3IO" SEN_IO
   Block 28517381.21 at 0.76 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURDATE LE 20110225 THEN BBAL("3A1#1","SUBORD_3#1") ELSE 0 ); _ END
( IF CURDATE LT 20110225 THEN BBAL("3A1#1","SUBORD_3#1")  ELSE 0 ); _

            DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay
            24 Dated 20040301 Next 20040425
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040301 Next 20040425 Settle  20040330
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040301 Next 20040425 Settle  20040330
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040301 Next 20040425 Settle  20040330
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
!
  CLASS "1IO"       NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "AR"        NO_BUILD_TRANCHE _
                    = "AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "2IO"       NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "SNR_3X"    NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "B6"        NO_BUILD_TRANCHE _
                    = "B6"
  CLASS "B5"        NO_BUILD_TRANCHE _
                    = "B5", SUPPORT_CLASSES = "B6"
  CLASS "B4"        NO_BUILD_TRANCHE _
                    = "B4", SUPPORT_CLASSES = "B6" "B5"
  CLASS "B3"        NO_BUILD_TRANCHE _
                    = "B3", SUPPORT_CLASSES = "B6" "B5" "B4"
  CLASS "B2"        NO_BUILD_TRANCHE _
                    = "B2", SUPPORT_CLASSES = "B6" "B5" "B4" "B3"
  CLASS "B1"        NO_BUILD_TRANCHE _
                    = "B1", SUPPORT_CLASSES = "B6" "B5" "B4" "B3" "B2"
  CLASS "B" DISTRIB_CLASS SUBORD WRITEDOWN_BAL SUBORD _
                    = "B1" "B2" "B3" "B4" "B5" "B6" , _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"
  CLASS "SNR_1" WRITEDOWN_BAL PRORATA WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "AR" "1A1"  "1IO", SUPPORT_CLASSES = "B"
  CLASS "SNR_2" WRITEDOWN_BAL PRORATA WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"  "2IO", SUPPORT_CLASSES = "B"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1", SUPPORT_CLASSES = "B"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "SNR_3X" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"     Delay 24 Dated 20040301 Next 20040425
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1" Delay 24 Dated 20040301 Next 20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"     Delay 24 Dated 20040301 Next 20040425
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2" Delay 24 Dated 20040301 Next 20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3" Delay 24 Dated 20040301 Next 20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "B"         Delay 24 Dated 20040301 Next 20040425
DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #TotSubBalAgg = #SubBal1 + #SubBal2 + #SubBal3
  DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3
  DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )
!
TRIGGER "CumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3)); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTriggerAgg" _
        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _ exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _

                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN  (  IF  CURMONTH  GT  84  THEN   TRIG_EFFECTIVE_YES  ELSE
TRIG_EFFECTIVE_ALWAYSPASS  ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1,2,3)/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));
!
!
  DEFINE DYNAMIC #COUPON_B = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3")/ BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("B#1")
!
  OPTIONAL REDEMPTION:    "Group_1_Roll" _
                          DATE 20070225 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Group_2_Roll" _
                          DATE 20090325 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Group_3_Roll" _
                          DATE 20110225 _
                          TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _

                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
    Tranche      Cusip         Stated Maturity
    AR            XXXXXXXXX     20040425
    1A1           XXXXXXXXX     20340325
    2A1           XXXXXXXXX     20340325
    2A2           XXXXXXXXX     20340325
    3A1           XXXXXXXXX     20340325
    1IO           XXXXXXXXX     20340325
    2IO           XXXXXXXXX     20340325
    3IO           XXXXXXXXX     20340325
!
!
 CMO Block Payment Rules
------------------------
!
  calculate : #SubsNotGoneAgg = BBAL("B1", "B2", "B3", "B4", "B5", "B6") GT 0.01
!
  calculate : #OrigSenPct1 = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
  calculate : #SenPct1 = _
              IF #SubsNotGoneAgg _
              THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
              ELSE 1
!
  calculate : #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
  calculate : #SenPct2 = _
              IF #SubsNotGoneAgg _
              THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
              ELSE 1
!
  calculate : #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
  calculate : #SenPct3 = _
              IF #SubsNotGoneAgg _
              THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
              ELSE 1
!
  calculate : #OrigSenPctAgg = ORIG_BBAL("SNR_1","SNR_2","SNR_3") / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3)
   calculate :  #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2","SNR_3") /
(COLL_PREV_BAL(1,2,3)))
!
   calculate :  #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")

!
!
   calculate : #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg") calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") /
BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") _
GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") AND _

                                                            #Sub2TimesTriggerAgg
!
  calculate :  #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)
!
  calculate :  #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
  Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
  (#ShiftTestAgg)
!
  calculate :  #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
  Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
  (#ShiftTestAgg)
!
  calculate :  #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
  Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
  (#ShiftTestAgg)
!
!
  calculate :  #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                          THEN #SenPct1 + (50% * (1-#SenPct1)) _
                          ELSE #SenPct1 _
                    ELSE #SenPrep1
!
  calculate :  #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct2 + (50% * (1-#SenPct2)) _
                         ELSE #SenPct2 _
                    ELSE #SenPrep2
!
  calculate :  #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct3 + (50% * (1-#SenPct3)) _
                         ELSE #SenPct3 _
                    ELSE #SenPrep3
!
  calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
  calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
  calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
  calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT V3  = #SENRECOV1

!
  calculate   :   #SenSchedAlloc1   =   V0   *   COLL_P_SCHED(1)
  calculate   :   #SenPrepayAlloc1  = V1 * COLL_P_PREPAY(1)
  calculate   :   #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT V3  = #SENRECOV2
!
  calculate   :   #SenSchedAlloc2   = V0 * COLL_P_SCHED(2)
  calculate   :   #SenPrepayAlloc2  = V1 * COLL_P_PREPAY(2)
  calculate   :   #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT V3  = #SENRECOV3
!
  calculate   :   #SenSchedAlloc3   = V0 * COLL_P_SCHED(3)
  calculate   :   #SenPrepayAlloc3  = V1 * COLL_P_PREPAY(3)
  calculate   :   #SenRecoverAlloc3 = V3
!
!! ******************** CROSS SENIORS DUE TO RAPID PREPAYS *********************
!
   calculate : #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
   calculate : #CrossTestAgg = ((#SubBal1 + #SubBal2 + #SubBal3) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)) LT _
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3) / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3))
!
   calculate :  #CrossTest1 =  _
              BBAL("SNR_1")  LT 0.01 AND #CrossTestAgg
!
   calculate :  #CrossTest2 =  _
              BBAL("SNR_2")  LT 0.01 AND #CrossTestAgg
!
   calculate :  #CrossTest3 =  _
              BBAL("SNR_3")  LT 0.01 AND #CrossTestAgg
!
 calculate:  "SNR_1" _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN
(COLL_P_SCHED(2) - #SenSchedAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH1 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2")
ELSE 0 ; _
    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP1 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0 ; _
    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC1 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0
!
 calculate:  "SNR_2" _

    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH2 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2")
ELSE 0 ; _
    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP2 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0 ; _
    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC2 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0
!
  calculate:  "SNR_3" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH3 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP3 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC3 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH3 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP3 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC3 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3") ELSE 0
!
  calculate :  #SenSchedAlloc1   = #SenSchedAlloc1   + #CROSS1SCH2 + #CROSS1SCH3
  calculate : #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 + #CROSS1PRP3 calculate : #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2 + #CROSS1REC3
!
  calculate :  #SenSchedAlloc2   = #SenSchedAlloc2   + #CROSS2SCH1 + #CROSS2SCH3
  calculate : #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 + #CROSS2PRP3 calculate : #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1 + #CROSS2REC3
!
  calculate :  #SenSchedAlloc3   = #SenSchedAlloc3   + #CROSS3SCH1 + #CROSS3SCH2
  calculate : #SenPrepayAlloc3 = #SenPrepayAlloc3 + #CROSS3PRP1 + #CROSS3PRP2 calculate : #SenRecoverAlloc3 = #SenRecoverAlloc3 + #CROSS3REC1 + #CROSS3REC2
!
!! ***************** END CROSS SENIORS DUE TO RAPID PREPAYS ********************
!
  calculate : #SubSched1  = MAX( 0, COLL_P_SCHED(1)   - #SenSchedAlloc1 )
  calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
  calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
  calculate : #SubSched2  = MAX( 0, COLL_P_SCHED(2)   - #SenSchedAlloc2 )
  calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
  calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
  calculate : #SubSched3  = MAX( 0, COLL_P_SCHED(3)   - #SenSchedAlloc3 )
  calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
  calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
  calculate : #SubSched  = #SubSched1  + #SubSched2  + #SubSched3
  calculate : #SubRecov  = #SubRecov1  + #SubRecov2  + #SubRecov3
  calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
!!! DOUBLE CREDIT SUPPORT TEST ( B ) !!!
!
  calculate:  #TwoTimesB = #Sub2TimesTestAgg AND ( #ShiftTestAgg )
!
  calculate: #OrigB1Sup = ROUND(ORIG_BBAL("B2","B3","B4","B5","B6")/ (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate: #OrigB2Sup = ROUND(ORIG_BBAL("B3","B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate: #OrigB3Sup = ROUND(ORIG_BBAL("B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate: #OrigB4Sup = ROUND(ORIG_BBAL("B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate:  #OrigB5Sup = ROUND(ORIG_BBAL("B6")/(#OrigCollBal1 +
#OrigCollBal2 + #OrigCollBal3), 12 )
!
  calculate: #CurrB1Sup = ROUND(BBAL("B2","B3","B4","B5","B6")/ (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate: #CurrB2Sup = ROUND(BBAL("B3","B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate: #CurrB3Sup = ROUND(BBAL("B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate: #CurrB4Sup = ROUND(BBAL("B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate:  #CurrB5Sup = ROUND(BBAL("B6")/(COLL_PREV_BAL(1) +
COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
!
  calculate: #SubB2Dbl = IF BBAL("B1") AND #TwoTimesB AND CURMONTH <= 132 THEN ((2 * #OrigB1Sup) - #CurrB1Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB3Dbl = IF BBAL("B1","B2") AND #TwoTimesB AND CURMONTH <= 132 THEN ((2 * #OrigB2Sup) - #CurrB2Sup LT 1.e-8 ) ELSE 1
  calculate:  #SubB4Dbl = IF BBAL("B1","B2","B3") AND #TwoTimesB AND
CURMONTH <= 132 THEN ((2 * #OrigB3Sup) - #CurrB3Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB5Dbl = IF BBAL("B1","B2","B3","B4") AND #TwoTimesB AND CURMONTH <= 132 THEN ((2 * #OrigB4Sup) - #CurrB4Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB6Dbl = IF BBAL("B1","B2","B3","B4","B5") AND #TwoTimesB AND CURMONTH <= 132 THEN ((2 * #OrigB5Sup) - #CurrB5Sup LT 1.e-8 ) ELSE 1
!
  calculate: #BPrepPct = LOOKUP_TBL( "STEP", CURMONTH , "SubShiftB", "MONTH", "PCT" )
!
  calculate:  #SbShB1Dbl = SUB_SHARE("B1")
  calculate: #SbShB2Dbl = IF #SubB2Dbl THEN SUB_SHARE("B2") ELSE SUB_SHARE("B2")
  * #BPrepPct
  calculate: #SbShB3Dbl = IF #SubB3Dbl THEN SUB_SHARE("B3") ELSE SUB_SHARE("B3") * #BPrepPct
  calculate: #SbShB4Dbl = IF #SubB4Dbl THEN SUB_SHARE("B4") ELSE SUB_SHARE("B4") * #BPrepPct
  calculate: #SbShB5Dbl = IF #SubB5Dbl THEN SUB_SHARE("B5") ELSE SUB_SHARE("B5") * #BPrepPct
  calculate:  #SbShB6Dbl  =  IF  #SubB6Dbl  THEN   SUB_SHARE("B6")  ELSE
SUB_SHARE("B6")  *  #BPrepPct
!
  calculate: #BSurplus = 1.0 - #SbShB1Dbl - #SbShB2Dbl - #SbShB3Dbl -
#SbShB4Dbl - #SbShB5Dbl - #SbShB6Dbl
!
  calculate: #BDenomD = ( BBAL("B1") + #SubB2Dbl * BBAL("B2") + #SubB3Dbl * BBAL("B3") + #SubB4Dbl * BBAL("B4") + #SubB5Dbl * BBAL("B5") + #SubB6Dbl * BBAL("B6") )
!
  calculate:  #SbShB1S = BBAL("B1") / #BDenomD
  calculate:  #SbShB2S = (#SubB2Dbl * BBAL("B2")) / #BDenomD calculate:  #SbShB3S = (#SubB3Dbl * BBAL("B3")) / #BDenomD calculate:  #SbShB4S = (#SubB4Dbl * BBAL("B4")) / #BDenomD calculate:  #SbShB5S = (#SubB5Dbl * BBAL("B5")) / #BDenomD calculate:  #SbShB6S = (#SubB6Dbl * BBAL("B6")) / #BDenomD
!
  calculate:  #SbShB1Ex = #BSurplus * #SbShB1S
  calculate:  #SbShB2Ex = #BSurplus * #SbShB2S
  calculate:  #SbShB3Ex = #BSurplus * #SbShB3S
  calculate:  #SbShB4Ex = #BSurplus * #SbShB4S
  calculate:  #SbShB5Ex = #BSurplus * #SbShB5S
  calculate:  #SbShB6Ex = #BSurplus * #SbShB6S
!
  calculate:  #SbShB1P = #SbShB1Dbl + #SbShB1Ex
  calculate:  #SbShB2P = #SbShB2Dbl + #SbShB2Ex
  calculate:  #SbShB3P = #SbShB3Dbl + #SbShB3Ex
  calculate:  #SbShB4P = #SbShB4Dbl + #SbShB4Ex
  calculate:  #SbShB5P = #SbShB5Dbl + #SbShB5Ex
  calculate:  #SbShB6P = #SbShB6Dbl + #SbShB6Ex
!
 calculate:  "B1" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B1S  = #SubSched  * SHARE("B1") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B1P  = #SubPrepay * #SbShB1P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B1R  = #SubRecov  * #SbShB1P
!
 calculate:  "B2" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B2S  = #SubSched  * SHARE("B2") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B2P  = #SubPrepay * #SbShB2P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B2R  = #SubRecov  * #SbShB2P
!
 calculate:  "B3" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B3S  = #SubSched  * SHARE("B3") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B3P  = #SubPrepay * #SbShB3P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B3R  = #SubRecov  * #SbShB3P
!
 calculate:  "B4" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B4S  = #SubSched  * SHARE("B4") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B4P  = #SubPrepay * #SbShB4P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B4R  = #SubRecov  * #SbShB4P
!
 calculate:  "B5" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B5S  = #SubSched  * SHARE("B5") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B5P  = #SubPrepay * #SbShB5P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B5R  = #SubRecov  * #SbShB5P
!
 calculate:  "B6" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B6S  = #SubSched  * SHARE("B6") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B6P  = #SubPrepay * #SbShB6P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B6R  = #SubRecov  * #SbShB6P
!
  calculate : #SubWaterFall = (#SubSched + #SubPrepay + #SubRecov) - (#B1S + #B1P + #B1R + #B2S + #B2P + #B2R + #B3S + #B3P + #B3R + #B4S + #B4P + #B4R +
#B5S + #B5P + #B5R + #B6S + #B6P + #B6R)
!
 calculate:  "B1" _
  NO_CHECK CUSTOM      AMOUNT  LIMIT V1 = #SubWaterFall
!
 calculate:  "B2" _
  NO_CHECK CUSTOM      AMOUNT  LIMIT V2 = #SubWaterFall - V1
!
 calculate:  "B3" _
  NO_CHECK CUSTOM      AMOUNT  LIMIT V3 = #SubWaterFall - V1 - V2
!
 calculate:  "B4" _
  NO_CHECK CUSTOM      AMOUNT  LIMIT V4 = #SubWaterFall - V1 - V2 - V3
!
 calculate:  "B5" _
  NO_CHECK CUSTOM      AMOUNT  LIMIT V5 = #SubWaterFall - V1 - V2 - V3 - V4
!
 calculate:  "B6" _
  NO_CHECK CUSTOM      AMOUNT  LIMIT V6 = #SubWaterFall - V1 - V2 - V3 - V4 - V5
!
  calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : #ExcessSub   = EXCESS_SUB_AMT("B")
!
  calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3")
  calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3")
  calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "SNR_3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
  calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1)
  calculate : #RemSubExcessSub1 = #VS1  -   #SubExcessSub1
  calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1
  calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2)
  calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
  calculate : #RemSubOptPrinc2  = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2
  calculate : #SubExcessSub3    = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3)
  calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3
  calculate : #RemSubOptPrinc3 = OPTIMAL_PRINCPMT("SUBORD_3") - #SubExcessSub3 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 +
#RemSubExcessSub3
  calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2 +
#RemSubOptPrinc3
!
  calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
  calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
  calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
  calculate : "B1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT  LIMIT V1 = (#ExcessSub -#VS1 -#VS2 -#VS3)
!
  calculate : "B2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT  LIMIT V2 = (#ExcessSub -#VS1 -#VS2 -#VS3 -V1)
!
  calculate : "B3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT V3 = (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2)
!
  calculate : "B4" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT V4 = (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2 -V3)
!
  calculate : "B5" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT V5 = (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2 -V3 -V4)
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("SNR_3X")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" ; "GRP3" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2" ; "SNR_3"  )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )

------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "AR"; "1A1"; "1IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AR"; "1A1"; "1IO" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "AR" )
         pay :  SEQUENTIAL ( "AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2"; "2IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2"; "2IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "B" )
         pay :  CLASS INTSHORT PRO_RATA  ( "B" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "B" )
------------------------------------
!
------------------------------------ SUB COMBO DISTRIBUTION
        from :  CLASS ("B" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B1" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B2" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B3" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B4" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B5" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B6" )
------------------------------------
------------------------------------
!
------------------------------------CROSS UNDERCOLLATERALIZED GROUPS
  calculate : #ShortFall1 = MAX(0,  BBAL("SNR_1") - COLL_BAL(1))
  calculate : #ShortFall2 = MAX(0,  BBAL("SNR_2") - COLL_BAL(2))
  calculate : #ShortFall3 = MAX(0,  BBAL("SNR_3") - COLL_BAL(3))
  calculate : #ShortFall  = #ShortFall1 + #ShortFall2 + #ShortFall3
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B6") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B6") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B6") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B5") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B5") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B5") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B4") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B4") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B4") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B3") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B3") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B3") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B2") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B2") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B2") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B1") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B1") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B1") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "AR"; "1A1"; "1IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AR"; "1A1"; "1IO" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AR", "1A1" )
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2"; "2IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2"; "2IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
  calculate : #PrincReduce = BBAL("B1#1",  "B2#1",  "B3#1",  "B4#1",  "B5#1",
"B6#1")  -  BBAL("B")
  calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
  calculate : #SubPrinc2 = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
  calculate : #SubPrinc3 = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
  calculate : #SubPrincAgg  =  #SubPrinc1 + #SubPrinc2 + #SubPrinc3
  calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
!
        from :  CLASS ( "B" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
------------------------------------ MANUAL WRITEDOWNS
  calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "AR#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
  calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" ) - COLL_BAL(2)))
  calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
  calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 +
#ReduceSubord3
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
  calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "AR#1", "1A1#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
  calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
  calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
  calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
  calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
  calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1")GT
0.01 ) AND (( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT
0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT
0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
  calculate : #WriteDown = MAX(0, BBAL( "AR#1", "1A1#1", "B1#1", "B2#1", "B3#1",
"B4#1", "B5#1", "B6#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B6#1" )
         pay :  WRITEDOWN PRO_RATA ( "B5#1" )
         pay :  WRITEDOWN PRO_RATA ( "B4#1" )
         pay :  WRITEDOWN PRO_RATA ( "B3#1" )
         pay :  WRITEDOWN PRO_RATA ( "B2#1" )
         pay :  WRITEDOWN PRO_RATA ( "B1#1" )
------------------------------------
  calculate : #SenWriteDown1 = MAX(0, BBAL( "AR#1", "1A1#1" ) / BBAL( "AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
  calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
  calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1 = BBAL("AR#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2 = BBAL("2A1#1","2A2#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3 = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  CLASS BALANCE SEQUENTIAL ("B")
------------------------------------
        from :  CLASS ( "B" )
         pay :  CLASS BALANCE SEQUENTIAL ("B1","B2","B3","B4","B5","B6")
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  CLASS BALANCE SEQUENTIAL ("B")
------------------------------------
        from :  CLASS ( "B" )
         pay :  CLASS BALANCE SEQUENTIAL ("B1","B2","B3","B4","B5","B6")
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  CLASS BALANCE SEQUENTIAL ("B")
------------------------------------
        from :  CLASS ( "B" )
         pay :  CLASS BALANCE SEQUENTIAL ("B1","B2","B3","B4","B5","B6")
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040301    9999 9999   FALSE
!
! Pool#  Type  Gross   Current  Original   --Fee--  Maturity Orig  ARM
     Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor    Balance    P/Y  BV  P/Y   BV Term  Index
     Margin ToRst RstPer  ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       4.7500000000 (   453475.07
/       453475.07 );    453475.07                   0.3750000000 0.3750000000
   357:3     357:3    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    34
12 SYNC_INT     10.7500000000    2.0000000000     0         0          0
                                           GROUP 1       TEASER
M        2     "3/1 ARM"       WL    00    WAC       5.0000000000 (    482136.16
/       482136.16 );    482136.16                   0.3750000000 0.3750000000
   358:2     358:2    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    35
12 SYNC_INT     11.0000000000    2.0000000000     0         0          0

                                           GROUP 1       TEASER
M        3     "3/1 ARM"       WL    00    WAC       4.4437170596 (  34603296.37
/       34603296.37 );  34603296.37                 0.3750000000 0.3750000000
   351:1     351:1    352 NO_CHECK ARM LIBOR_1YR             2.2500000000    36
12 SYNC_INT     10.4437170596    2.0000000000     0         0         0
                                           GROUP 1       TEASER
M        4     "3/1 ARM"       WL    00    WAC       4.2601082095 (  37374275.00
/       37374275.00 );  37374275.00                 0.3750000000 0.3750000000
   360:0     360:0    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    37
12 SYNC_INT     10.2601082095    2.0000000000     0         0         0
                                           GROUP 1       TEASER
M        5     "5/1 ARM"       WL    00    WAC       4.2500000000 (    471038.05
/       471038.05 );    471038.05                   0.2500000000 0.2500000000
   357:3     357:3    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    58
12 SYNC_INT     9.2500000000     2.0000000000     0         0         0
INIT_PERCAP 5.0000000000                   GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.8750000000 (    349057.73
/       349057.73 );    349057.73                   0.2500000000 0.2500000000
   358:2     358:2    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59
12 SYNC_INT     9.8750000000     2.0000000000     0         0         0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        7     "5/1 ARM"       WL    00    WAC       4.6407591215 (  94077654.30
/       94077654.30 );  94077654.30                 0.2500000000 0.2500000000
   357:1     357:1    358 NO_CHECK ARM LIBOR_1YR             2.2500000000    60
12 SYNC_INT     9.6407591215     2.0000000000     0         0         0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1 ARM"       WL    00    WAC       4.5706519811 ( 101453010.38
/       101453010.38 ); 101453010.38                0.2500000000 0.2500000000
   355:0     355:0    355 NO_CHECK ARM LIBOR_1YR             2.2500000000    61
12 SYNC_INT     9.5706519811     2.0000000000     0         0         0
INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1 ARM IO"    WL    00    WAC       4.6116352895 (   2632124.36
/       2632124.36 );   2632124.36                  0.2500000000 0.2500000000
   358:2     358:2    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59
12 SYNC_INT     9.6116352895     2.0000000000     0         0         0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        10    "5/1 ARM IO"    WL    00    WAC       4.5528073441 ( 178615134.41
/       178615134.41 ); 178615134.41                0.2500000000 0.2500000000
   359:1     359:1    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    60
12 SYNC_INT     9.5528073441     2.0000000000     0         0         0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        11    "5/1 ARM IO"    WL    00    WAC       4.5121638567 ( 248287420.39
/       248287420.39 ); 248287420.39                0.2500000000 0.2500000000
   360:0     360:0    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    61
12 SYNC_INT     9.5121638567     2.0000000000     0         0         0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        12    "7/1 ARM"       WL    00    WAC       5.8750000000 (    370059.06
/       370059.06 );    370059.06                   0.2500000000 0.2500000000
   357:3     357:3    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    82
12 SYNC_INT     10.8750000000    2.0000000000     0         0         0
INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        13    "7/1 ARM"       WL    00    WAC       5.2740684008 (   8461462.30
/       8461462.30 );   8461462.30                  0.2500000000 0.2500000000
   358:2     358:2    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    83
12 SYNC_INT     10.2740684008    2.0000000000     0         0         0
INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        14    "7/1 ARM"       WL    00    WAC       5.4262597620 (  12714739.85
/       12714739.85 );  12714739.85                 0.2500000000 0.2500000000
   355:1     355:1    356 NO_CHECK ARM LIBOR_1YR             2.2500000000    84
12 SYNC_INT     10.4262597620    2.0000000000     0         0         0
INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        15    "7/1 ARM"       WL    00    WAC       5.1753805163 (   6971120.00
/       6971120.00 );   6971120.00                  0.2500000000 0.2500000000

   360:0     360:0    360 NO_CHECK ARM LIBOR_1YR             2.2500000000    85
12 SYNC_INT     10.1753805163    2.0000000000     0         0         0
INIT_PERCAP 5.0000000000                            GROUP 3       TEASER

! B04C_MATURITY.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 552

!
!! Created by Intex Deal Maker v3.6.143 , subroutines 3.0g1
!! 03/08/2004 10:54 AM
!
!  Modeled in the Intex CMO Modeling Language, (B000BDB44BD76)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.
!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections !or predictions or as legal, tax, financial or accounting advice.
!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.
!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.
!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.
!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.
!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 727316003.43
  DEFINE CONSTANT #OrigCollBal1 = 72913182.60
  DEFINE  CONSTANT #OrigCollBal2  = 625885439.62
  DEFINE  CONSTANT #OrigCollBal3 = 28517381.21
!
  DEFINE CONSTANT #OrigBondBal = 727316003.43
  DEFINE CONSTANT #OrigBondBal1 = 72913182.60
  DEFINE CONSTANT #OrigBondBal2 = 625885439.62
  DEFINE CONSTANT #OrigBondBal3 = 28517381.21
!
  DEFINE #BondBal1                       = 90910003.43
  DEFINE #BondBal2                       = 628675903.43
  DEFINE #BondBal3                       = 47735903.43
!
       FULL_DEALNAME:    BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-C
!
       DEAL SIZE:        $ 727316003.43

       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040301
       SETTLEMENT DATE:  20040330
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
  TRUSTEE_FEE    GROUP 1     0.0035
!
  TRUSTEE_FEE    GROUP 2     0.0035
!
  TRUSTEE_FEE    GROUP 3     0.0035
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040301 _
       DEAL_FIRSTPAY_DATE         20040425
!
!
  CREDIT_SUPPORT_BASIS DEAL
  DEFINE DYNAMIC STICKY #NetRate = (COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 DEFINE DYNAMIC STICKY #NetRate1 = (COLL_I_MISC("COUPON",1))/ COLL_PREV_BAL(1)
* 1200
  DEFINE DYNAMIC STICKY #NetRate2 = (COLL_I_MISC("COUPON",2))/COLL_PREV_BAL(2)
* 1200
  DEFINE DYNAMIC STICKY #NetRate3 = (COLL_I_MISC("COUPON",3))/COLL_PREV_BAL(3)
* 1200
!
!
  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2
!
  DEFINE TABLE "SubShiftB" (6, 2) = "MONTH" "PCT"
    84.1   0%
    96.1   30%
    108.1   40%
    120.1   60%
    132.1   80%
    144.1   100%
!
  DEFINE #COUPON_B = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00

!
  INITIAL INDEX    LIBOR_1YR          1.42
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "AR", "1A1", "2A1", "2A2", "3A1", "B1", "B2", "B3", "B4", "B5", "B6", "1IO", "2IO", "3IO"
!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block 2006082.60 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360  BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.48 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 17212439.62 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040301  Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) -  0.36 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 784381.21 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040301  Next 20040425
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) -  0.76 ELSE COLL_NETRATE(3))
     0     99
!
Tranche "AR" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.48 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "1A1" SEN_FLT
   Block 70907000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.48 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2A1" SEN_FLT
   Block 304337000.00 GROUP 2 FREQ M FLOAT RESET M _
        DAYCOUNT 30360 BUSINESS_DAY NONE _
        Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) -  0.5 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "2A2" SEN_FLT
   Block 304336000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) -  0.22 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "3A1" SEN_FLT
   Block 27733000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) -  0.76 ELSE COLL_NETRATE(3))
     0     99
!

Tranche "B1" JUN_WAC
   Block 9456000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B2" JUN_WAC
   Block 4001000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B3" JUN_WAC
   Block 2182000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B4" JUN_WAC
   Block 1818000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B5" JUN_WAC
   Block 1454000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "B6" JUN_WAC
   Block 1091903.43 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B - 0.0000000006 )
    0    999
!
Tranche "1IO" SEN_IO
   Block 72913182.60 at 0.48 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20070225 THEN BBAL("AR#1","1A1#1","SUBORD_1#1") ELSE 0 ); _ END
( IF CURDATE LT 20070225 THEN BBAL("AR#1","1A1#1","SUBORD_1#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
Tranche "2IO" SEN_IO
   Block 625885439.62 at 0.36 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20090325 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1") ELSE 0 ); _ END
( IF CURDATE LT 20090325 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1")  ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
Tranche "3IO" SEN_IO
   Block 28517381.21 at 0.76 GROUP 3 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20110225 THEN BBAL("3A1#1","SUBORD_3#1") ELSE 0 ); _ END
( IF CURDATE LT 20110225 THEN BBAL("3A1#1","SUBORD_3#1")  ELSE 0 ); _

          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040301 Next 20040425 Settle  20040330
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330 DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
!
  CLASS "1IO"       NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "AR"        NO_BUILD_TRANCHE _
                    = "AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "2IO"       NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "SNR_3X"    NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "B6"        NO_BUILD_TRANCHE _
                    = "B6"
  CLASS "B5"        NO_BUILD_TRANCHE _
                    = "B5", SUPPORT_CLASSES = "B6"
  CLASS "B4"        NO_BUILD_TRANCHE _
                    = "B4", SUPPORT_CLASSES = "B6" "B5"
  CLASS "B3"        NO_BUILD_TRANCHE _
                    = "B3", SUPPORT_CLASSES = "B6" "B5" "B4"
  CLASS "B2"        NO_BUILD_TRANCHE _
                    = "B2", SUPPORT_CLASSES = "B6" "B5" "B4" "B3"
  CLASS "B1"        NO_BUILD_TRANCHE _
                    = "B1", SUPPORT_CLASSES = "B6" "B5" "B4" "B3" "B2"
  CLASS "B" DISTRIB_CLASS SUBORD  WRITEDOWN_BAL SUBORD _
                    = "B1" "B2" "B3" "B4" "B5" "B6" , _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"
  CLASS "SNR_1" WRITEDOWN_BAL PRORATA WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "AR" "1A1"  "1IO", SUPPORT_CLASSES = "B"
  CLASS "SNR_2" WRITEDOWN_BAL PRORATA WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"  "2IO", SUPPORT_CLASSES = "B"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1", SUPPORT_CLASSES = "B"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "SNR_3X" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"     Delay 24  Dated 20040301 Next 20040425
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1" Delay 24 Dated 20040301 Next 20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"     Delay 24  Dated 20040301 Next 20040425
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2" Delay 24 Dated 20040301 Next 20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3" Delay 24 Dated 20040301 Next 20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "B"         Delay 24  Dated 20040301 Next 20040425
DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
  DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #TotSubBalAgg = #SubBal1 + #SubBal2 + #SubBal3
  DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3
  DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )
!
TRIGGER "CumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3)); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTriggerAgg" _
        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _ exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _

                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN  (  IF  CURMONTH  GT  84  THEN   TRIG_EFFECTIVE_YES  ELSE
TRIG_EFFECTIVE_ALWAYSPASS  ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1,2,3)/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));
!
!
  DEFINE DYNAMIC #COUPON_B = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3")/ BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("B#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          COLL_FRAC 10% _
                          PRICE_P ( COLL_BAL );
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
    Tranche      Cusip         Stated Maturity
    AR            XXXXXXXXX     20040425
    1A1           XXXXXXXXX     20340325

    2A1           XXXXXXXXX     20340325
    2A2           XXXXXXXXX     20340325
    3A1           XXXXXXXXX     20340325
    1IO           XXXXXXXXX     20340325
    2IO           XXXXXXXXX     20340325
    3IO           XXXXXXXXX     20340325
!
!
 CMO Block Payment Rules
------------------------
!
  calculate : #SubsNotGoneAgg = BBAL("B1", "B2", "B3", "B4", "B5", "B6") GT 0.01
!
  calculate : #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
  calculate : #SenPct1 = _
              IF #SubsNotGoneAgg _
              THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
              ELSE 1
!
  calculate : #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
  calculate : #SenPct2 = _
              IF #SubsNotGoneAgg _
              THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
              ELSE 1
!
  calculate : #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
  calculate : #SenPct3 = _
              IF #SubsNotGoneAgg _
              THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
              ELSE 1
!
  calculate : #OrigSenPctAgg = ORIG_BBAL("SNR_1","SNR_2","SNR_3") / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3)
  calculate :  #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2","SNR_3") /
(COLL_PREV_BAL(1,2,3)))
!
  calculate :  #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")

!
!
  calculate : #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg") calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") /
BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") _
GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") AND _
                                    #Sub2TimesTriggerAgg
!
  calculate :  #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)
!
  calculate :  #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
  Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
  (#ShiftTestAgg)
!
  calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _

              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
  Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
  (#ShiftTestAgg)
!
  calculate :  #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
  Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
  (#ShiftTestAgg)
!
!
  calculate :  #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct1 + (50% * (1-#SenPct1)) _
                         ELSE #SenPct1 _
                    ELSE #SenPrep1
!
  calculate :  #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct2 + (50% * (1-#SenPct2)) _
                         ELSE #SenPct2 _
                    ELSE #SenPrep2
!
  calculate :  #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct3 + (50% * (1-#SenPct3)) _
                         ELSE #SenPct3 _
                    ELSE #SenPrep3
!
  calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
  calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
  calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT V3  = #SENRECOV1
!
  calculate :  #SenSchedAlloc1   = V0 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = V1 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT V3  = #SENRECOV2
!
  calculate :  #SenSchedAlloc2   = V0 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = V1 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = V3
!

 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT V3  = #SENRECOV3
!
  calculate :  #SenSchedAlloc3   = V0 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3  = V1 * COLL_P_PREPAY(3)
  calculate :  #SenRecoverAlloc3 = V3
!
!! ********************* CROSS SENIORS DUE TO RAPID PREPAYS ********************
!
  calculate : #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
  calculate : #CrossTestAgg = ((#SubBal1 + #SubBal2 + #SubBal3) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)) LT _
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3) /
(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3))
!
  calculate :  #CrossTest1 =  _
             BBAL("SNR_1")  LT 0.01 AND #CrossTestAgg
!
  calculate :  #CrossTest2 =  _
             BBAL("SNR_2")  LT 0.01 AND #CrossTestAgg
!
  calculate :  #CrossTest3 =  _
             BBAL("SNR_3")  LT 0.01 AND #CrossTestAgg
!
 calculate:  "SNR_1" _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH1 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2")
ELSE 0 ; _
    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP1 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0 ; _
    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC1 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0
!
 calculate:  "SNR_2" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH2 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2")
ELSE 0 ; _
    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP2 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3)  - #SenPrepayAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2")
ELSE 0

; _
    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC2 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0
!
 calculate:  "SNR_3" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH3 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP3 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC3 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH3 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP3 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC3 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3") ELSE 0
!
  calculate : #SenSchedAlloc1   = #SenSchedAlloc1   +  #CROSS1SCH2 + #CROSS1SCH3
  calculate : #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 + #CROSS1PRP3 calculate : #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2 + #CROSS1REC3
!
  calculate : #SenSchedAlloc2   = #SenSchedAlloc2   +  #CROSS2SCH1 + #CROSS2SCH3
  calculate : #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 + #CROSS2PRP3 calculate : #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1 + #CROSS2REC3
!
  calculate : #SenSchedAlloc3   = #SenSchedAlloc3   + #CROSS3SCH1 + #CROSS3SCH2
  calculate : #SenPrepayAlloc3 = #SenPrepayAlloc3 + #CROSS3PRP1 + #CROSS3PRP2 calculate : #SenRecoverAlloc3 = #SenRecoverAlloc3 + #CROSS3REC1 + #CROSS3REC2
!
!! ******************* END CROSS SENIORS DUE TO RAPID PREPAYS ******************
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _

  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched  = #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov  = #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
!!! DOUBLE CREDIT SUPPORT TEST ( B ) !!!
!
  calculate:  #TwoTimesB = #Sub2TimesTestAgg AND ( #ShiftTestAgg )
!
  calculate: #OrigB1Sup = ROUND(ORIG_BBAL("B2","B3","B4","B5","B6")/ (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate: #OrigB2Sup = ROUND(ORIG_BBAL("B3","B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate: #OrigB3Sup = ROUND(ORIG_BBAL("B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate: #OrigB4Sup = ROUND(ORIG_BBAL("B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate:  #OrigB5Sup = ROUND(ORIG_BBAL("B6")/(#OrigCollBal1 +
#OrigCollBal2 + #OrigCollBal3), 12 )
!
  calculate: #CurrB1Sup = ROUND(BBAL("B2","B3","B4","B5","B6")/ (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate: #CurrB2Sup = ROUND(BBAL("B3","B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate: #CurrB3Sup = ROUND(BBAL("B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate: #CurrB4Sup = ROUND(BBAL("B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate:  #CurrB5Sup = ROUND(BBAL("B6")/(COLL_PREV_BAL(1) +
COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
!
  calculate: #SubB2Dbl = IF BBAL("B1") AND #TwoTimesB AND CURMONTH <= 132 THEN ((2 * #OrigB1Sup) - #CurrB1Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB3Dbl = IF BBAL("B1","B2") AND #TwoTimesB AND CURMONTH <= 132 THEN ((2 * #OrigB2Sup) - #CurrB2Sup LT 1.e-8 ) ELSE 1
  calculate:  #SubB4Dbl = IF BBAL("B1","B2","B3") AND #TwoTimesB AND CURMONTH
<= 132 THEN ((2 * #OrigB3Sup) - #CurrB3Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB5Dbl = IF BBAL("B1","B2","B3","B4") AND #TwoTimesB AND CURMONTH <= 132 THEN ((2 * #OrigB4Sup) - #CurrB4Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB6Dbl = IF BBAL("B1","B2","B3","B4","B5") AND #TwoTimesB AND CURMONTH <= 132 THEN ((2 * #OrigB5Sup) - #CurrB5Sup LT 1.e-8 ) ELSE 1
!
  calculate: #BPrepPct = LOOKUP_TBL( "STEP", CURMONTH , "SubShiftB", "MONTH", "PCT" )
!
  calculate: #SbShB1Dbl = SUB_SHARE("B1")
  calculate: #SbShB2Dbl = IF #SubB2Dbl THEN SUB_SHARE("B2") ELSE
SUB_SHARE("B2") * #BPrepPct
  calculate: #SbShB3Dbl = IF #SubB3Dbl THEN SUB_SHARE("B3") ELSE
SUB_SHARE("B3") * #BPrepPct
  calculate: #SbShB4Dbl = IF #SubB4Dbl THEN SUB_SHARE("B4") ELSE
SUB_SHARE("B4") * #BPrepPct
  calculate: #SbShB5Dbl = IF #SubB5Dbl THEN SUB_SHARE("B5") ELSE
SUB_SHARE("B5") * #BPrepPct
  calculate: #SbShB6Dbl = IF #SubB6Dbl THEN SUB_SHARE("B6") ELSE
SUB_SHARE("B6") * #BPrepPct
!
  calculate: #BSurplus = 1.0 - #SbShB1Dbl - #SbShB2Dbl - #SbShB3Dbl -
#SbShB4Dbl - #SbShB5Dbl - #SbShB6Dbl
!
  calculate: #BDenomD = ( BBAL("B1") + #SubB2Dbl * BBAL("B2") + #SubB3Dbl * BBAL("B3") + #SubB4Dbl * BBAL("B4") + #SubB5Dbl * BBAL("B5") + #SubB6Dbl *

BBAL("B6") )
!
  calculate:  #SbShB1S = BBAL("B1") / #BDenomD
  calculate:  #SbShB2S = (#SubB2Dbl * BBAL("B2")) / #BDenomD calculate:  #SbShB3S = (#SubB3Dbl * BBAL("B3")) / #BDenomD calculate:  #SbShB4S = (#SubB4Dbl * BBAL("B4")) / #BDenomD calculate:  #SbShB5S = (#SubB5Dbl * BBAL("B5")) / #BDenomD calculate:  #SbShB6S = (#SubB6Dbl * BBAL("B6")) / #BDenomD
!
  calculate:  #SbShB1Ex = #BSurplus * #SbShB1S
  calculate:  #SbShB2Ex = #BSurplus * #SbShB2S
  calculate:  #SbShB3Ex = #BSurplus * #SbShB3S
  calculate:  #SbShB4Ex = #BSurplus * #SbShB4S
  calculate:  #SbShB5Ex = #BSurplus * #SbShB5S
  calculate:  #SbShB6Ex = #BSurplus * #SbShB6S
!
  calculate:  #SbShB1P = #SbShB1Dbl + #SbShB1Ex
  calculate:  #SbShB2P = #SbShB2Dbl + #SbShB2Ex
  calculate:  #SbShB3P = #SbShB3Dbl + #SbShB3Ex
  calculate:  #SbShB4P = #SbShB4Dbl + #SbShB4Ex
  calculate:  #SbShB5P = #SbShB5Dbl + #SbShB5Ex
  calculate:  #SbShB6P = #SbShB6Dbl + #SbShB6Ex
!
 calculate:  "B1" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B1S  = #SubSched  * SHARE("B1") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B1P  = #SubPrepay * #SbShB1P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B1R  = #SubRecov  * #SbShB1P
!
 calculate:  "B2" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B2S  = #SubSched  * SHARE("B2") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B2P  = #SubPrepay * #SbShB2P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B2R  = #SubRecov  * #SbShB2P
!
 calculate:  "B3" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B3S  = #SubSched  * SHARE("B3") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B3P  = #SubPrepay * #SbShB3P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B3R  = #SubRecov  * #SbShB3P
!
 calculate:  "B4" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B4S  = #SubSched  * SHARE("B4") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B4P  = #SubPrepay * #SbShB4P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B4R  = #SubRecov  * #SbShB4P
!
 calculate:  "B5" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B5S  = #SubSched  * SHARE("B5") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B5P  = #SubPrepay * #SbShB5P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B5R  = #SubRecov  * #SbShB5P
!
 calculate:  "B6" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B6S  = #SubSched  * SHARE("B6") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B6P  = #SubPrepay * #SbShB6P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B6R  = #SubRecov  * #SbShB6P
!
   calculate : #SubWaterFall = (#SubSched + #SubPrepay + #SubRecov) - (#B1S + #B1P + #B1R + #B2S + #B2P + #B2R + #B3S + #B3P + #B3R + #B4S + #B4P + #B4R +
#B5S + #B5P + #B5R + #B6S + #B6P + #B6R)
!
 calculate:  "B1" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V1  = #SubWaterFall
!
 calculate:  "B2" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V2  = #SubWaterFall - V1
!

 calculate:  "B3" _
  NO_CHECK CUSTOM     AMOUNT  LIMIT V3  = #SubWaterFall - V1 - V2
!
 calculate:  "B4" _
  NO_CHECK CUSTOM     AMOUNT  LIMIT V4  = #SubWaterFall - V1 - V2 - V3
!
 calculate:  "B5" _
  NO_CHECK CUSTOM     AMOUNT  LIMIT V5  = #SubWaterFall - V1 - V2 - V3 - V4
!
 calculate:  "B6" _
  NO_CHECK CUSTOM     AMOUNT  LIMIT V6  = #SubWaterFall - V1 - V2 - V3 - V4 - V5
!
   calculate : #ExcessSub  = EXCESS_SUB_AMT
!
   calculate : #ExcessSub  = EXCESS_SUB_AMT("B")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "SNR_3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1)
   calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2  = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2
   calculate : #SubExcessSub3    = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3)
   calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3
   calculate : #RemSubOptPrinc3 = OPTIMAL_PRINCPMT("SUBORD_3") - #SubExcessSub3 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 +
#RemSubExcessSub3
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2 +
#RemSubOptPrinc3
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!

  calculate : "B1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT  LIMIT V1 = (#ExcessSub -#VS1 -#VS2 -#VS3)
!
  calculate : "B2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT  LIMIT V2 = (#ExcessSub -#VS1 -#VS2 -#VS3 -V1)
!
  calculate : "B3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT V3 = (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2)
!
  calculate : "B4" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT V4 = (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2 -V3)
!
  calculate : "B5" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT V5 = (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2 -V3 -V4)
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("SNR_3X")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" ; "GRP3" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2" ; "SNR_3"  )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "AR"; "1A1"; "1IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AR"; "1A1"; "1IO" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AR", "1A1" )

------------------------------------
!
------------------------------------
        from :  CLASS ( "AR" )
         pay :  SEQUENTIAL ( "AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2"; "2IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2"; "2IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "B" )
         pay :  CLASS INTSHORT PRO_RATA  ( "B" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "B" )
------------------------------------
!
------------------------------------ SUB COMBO DISTRIBUTION
        from :  CLASS ("B" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B1" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B2" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B3" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B4" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B5" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B6" )
------------------------------------
------------------------------------
!
------------------------------------CROSS UNDERCOLLATERALIZED GROUPS
  calculate : #ShortFall1 = MAX(0, BBAL("SNR_1") - COLL_BAL(1))
  calculate : #ShortFall2 = MAX(0, BBAL("SNR_2") - COLL_BAL(2))
  calculate : #ShortFall3 = MAX(0, BBAL("SNR_3") - COLL_BAL(3))
  calculate : #ShortFall  = #ShortFall1 + #ShortFall2 + #ShortFall3
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B6") *
#ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B6") *
#ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B6") *
#ShortFall3/#ShortFall)
------------------------------------
        from : SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B6" ) pay : CLASS BALANCE SEQUENTIAL ( "SNR_1" )

------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B5") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B5") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B5") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B4") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B4") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B4") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B3") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B3") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B3") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B2") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B2") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B2") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
  calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B1") * #ShortFall1/#ShortFall)
  calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B1") * #ShortFall2/#ShortFall)
  calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B1") * #ShortFall3/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "AR"; "1A1"; "1IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AR"; "1A1"; "1IO" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AR", "1A1" )
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2"; "2IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2"; "2IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------

!
------------------------------------ PAYDOWN SUBORD TRANCHES
  calculate : #PrincReduce = BBAL("B1#1", "B2#1", "B3#1", "B4#1", "B5#1",
"B6#1") - BBAL("B")
  calculate : #SubPrinc1  = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
  calculate : #SubPrinc2  = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
  calculate : #SubPrinc3  = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
  calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3
  calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
!
        from :  CLASS ( "B" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
------------------------------------ MANUAL WRITEDOWNS
  calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"),
BBAL( "AR#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
  calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" ) - COLL_BAL(2)))
  calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
  calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 +
#ReduceSubord3
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
  calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "AR#1", "1A1#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
  calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
  calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
  calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
  calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("AR#1",

"1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
  calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT
0.01 ) AND (( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT
0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT
0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
  calculate : #WriteDown = MAX(0, BBAL( "AR#1", "1A1#1", "B1#1", "B2#1", "B3#1",
"B4#1", "B5#1", "B6#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B6#1" )
         pay :  WRITEDOWN PRO_RATA ( "B5#1" )
         pay :  WRITEDOWN PRO_RATA ( "B4#1" )
         pay :  WRITEDOWN PRO_RATA ( "B3#1" )
         pay :  WRITEDOWN PRO_RATA ( "B2#1" )
         pay :  WRITEDOWN PRO_RATA ( "B1#1" )
------------------------------------
  calculate : #SenWriteDown1 = MAX(0, BBAL( "AR#1", "1A1#1" ) / BBAL( "AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
  calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
  calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("AR#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040301    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
     Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
     Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       4.7500000000 (    453475.07
/       453475.07 );       453475.07                   0.3750000000 0.3750000000
   357:3     357:3       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    34
12 SYNC_INT     10.7500000000    2.0000000000            0         0       0
                                            GROUP 1    TEASER
M        2     "3/1 ARM"       WL    00    WAC       5.0000000000 (    482136.16
/       482136.16 );       482136.16                   0.3750000000 0.3750000000
   358:2     358:2       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    35
12 SYNC_INT     11.0000000000    2.0000000000            0         0      0
                                            GROUP 1    TEASER
M        3     "3/1 ARM"       WL    00    WAC       4.4437170596 (  34603296.37
/     34603296.37 );     34603296.37                   0.3750000000 0.3750000000
   351:1     351:1       352 NO_CHECK ARM LIBOR_1YR          2.2500000000    36
12 SYNC_INT     10.4437170596    2.0000000000            0         0      0
                                            GROUP 1    TEASER
M        4     "3/1 ARM"       WL    00    WAC       4.2601082095 (  37374275.00
/     37374275.00 );     37374275.00                   0.3750000000 0.3750000000
   360:0     360:0       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    37
12 SYNC_INT     10.2601082095    2.0000000000            0         0      0
                                            GROUP 1    TEASER
M        5     "5/1 ARM"       WL    00    WAC       4.2500000000 (    471038.05
/       471038.05 );       471038.05                   0.2500000000 0.2500000000

   357:3     357:3       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    58
12 SYNC_INT      9.2500000000    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000                         GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.8750000000 (    349057.73
/       349057.73 );       349057.73                   0.2500000000 0.2500000000
   358:2     358:2       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    59
12 SYNC_INT      9.8750000000    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000                         GROUP 2       TEASER
M        7     "5/1 ARM"       WL    00    WAC       4.6407591215 (  94077654.30
/     94077654.30 );     94077654.30                   0.2500000000 0.2500000000
   357:1     357:1       358 NO_CHECK ARM LIBOR_1YR          2.2500000000    60
12 SYNC_INT      9.6407591215    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000                         GROUP 2       TEASER
M        8     "5/1 ARM"       WL    00    WAC       4.5706519811 ( 101453010.38
/    101453010.38 );    101453010.38                   0.2500000000 0.2500000000
   355:0     355:0       355 NO_CHECK ARM LIBOR_1YR          2.2500000000    61
12 SYNC_INT      9.5706519811    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000                         GROUP 2       TEASER
M        9     "5/1 ARM IO"    WL    00    WAC       4.6116352895 (   2632124.36
/      2632124.36 );      2632124.36                   0.2500000000 0.2500000000
   358:2     358:2       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    59
12 SYNC_INT      9.6116352895    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2      TEASER
M        10    "5/1 ARM IO"    WL    00    WAC       4.5528073441 ( 178615134.41
/    178615134.41 );    178615134.41                   0.2500000000 0.2500000000
   359:1     359:1       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    60
12 SYNC_INT      9.5528073441    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2    TEASER
M        11    "5/1 ARM IO"    WL    00    WAC       4.5121638567 ( 248287420.39
/    248287420.39 );    248287420.39                   0.2500000000 0.2500000000
   360:0     360:0       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    61
12 SYNC_INT      9.5121638567    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2    TEASER
M        12    "7/1 ARM"       WL    00    WAC       5.8750000000 (    370059.06
/       370059.06 );       370059.06                   0.2500000000 0.2500000000
   357:3     357:3       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    82
12 SYNC_INT     10.8750000000    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000                         GROUP 3       TEASER
M        13    "7/1 ARM"       WL    00    WAC       5.2740684008 (   8461462.30
/      8461462.30 );      8461462.30                   0.2500000000 0.2500000000
   358:2     358:2       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    83
12 SYNC_INT     10.2740684008    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000                         GROUP 3       TEASER
M        14    "7/1 ARM"       WL    00    WAC       5.4262597620 (  12714739.85
/     12714739.85 );     12714739.85                   0.2500000000 0.2500000000
   355:1     355:1       356 NO_CHECK ARM LIBOR_1YR          2.2500000000    84
12 SYNC_INT     10.4262597620    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000                         GROUP 3       TEASER
M        15    "7/1 ARM"       WL    00    WAC       5.1753805163 (   6971120.00
/      6971120.00 );      6971120.00                   0.2500000000 0.2500000000
   360:0     360:0       360 NO_CHECK ARM LIBOR_1YR          2.2500000000    85
12 SYNC_INT     10.1753805163    2.0000000000            0         0      0
INIT_PERCAP 5.0000000000                         GROUP 3       TEASER